As filed with the Securities and Exchange Commission on May 4, 2007, as
amended on July 17, 2007 and July 18, 2007
1933 File Act No. 333- 142629
1940 File Act No. 811- 06111

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2
☑ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☑ PRE-EFFECTIVE AMENDMENT NO. 2
☐ POST-EFFECTIVE AMENDMENT NO.
☑ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☑ AMENDMENT NO. 2
THE MEXICO EQUITY AND INCOME FUND, INC.
(Exact Name of Registrant as Specified in Charter)
615 East Michigan St., 2nd Floor
Milwaukee, WI 53202
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (888) 294-8217
The Mexico Equity and Income Fund, Inc.
615 East Michigan St., 2nd Floor
Milwaukee, WI 53202
(Name and Address of Agent for Service)
Copies of information to:

Thomas R. Westle, Esq.
Rustin I. Paul, Esq.
Blank Rome LLP
405 Lexington Avenue
New York, NY 10174
(212) 885-5239
Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐
It is proposed that this filing become effective when declared effective pursuant to section 8(c).
It is the Staff’s position that a closed end investment company is prohibited from issuing more than a single class of common stock. While such an investment company may issue preferred stock, such preferred stock must adhere to certain conditions of the Investment Company Act of 1940, including the condition that any preferred class of stock have a dividend preference and that such dividends be cumulative. It is the Staff’s position that the Registrant had not initially issued its preferred stock in accordance with Section 18(a)(2)(E) of the Investment Company Act of 1940. Notwithstanding the foregoing, the Board of Directors of the Registrant believes that it has complied at all times with all applicable laws.
WE HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL WE SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

The Mexico Equity and Income Fund, Inc.
Cross Reference Sheet
PART A — INFORMATION REQUIRED IN A PROSPECTUS

No.	Description	Location
Item 1.	Outside Front Cover	Outside Front Cover

Item 2.	Inside Front and Outside Back Cover	Inside Front and Outside Back Cover

Item 3.	Fee Table and Synopsis	Not Applicable

Item 4.	Financial Highlights	Financial Highlights

Item 5.	Plan of Distribution	Plan of Distribution

Item 6.	Selling Stockholders	Not Applicable

Item 7.	Use of Proceeds	Purpose of Offering/Use of Proceeds

Item 8.	General Description of the Registrant	Outside Front Cover Page; Prospectus Summary; Business; Risk Factors

Item 9.	Management	Management; Executive Officers

Item 10.	Capital Stock, Long-Term Debt and Other Securities	Description of Capital Stock

Item 11.	Defaults and Arrears on Senior Securities	Not Applicable

Item 12.	Legal Proceedings	Not Applicable

Item 13.	Table of Contents of the Statement of Additional Information	Not Applicable
PART B — INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION*

No.	Description	Location
Item 14.	Cover Page	Not Applicable

*	PURSUANT TO THE GENERAL INSTRUCTIONS TO FORM N-2, ALL INFORMATION REQUIRED TO BE SET FORTH IN PART B “STATEMENT OF ADDITIONAL INFORMATION” HAS BEEN INCLUDED IN THE PROSPECTUS AND, ACCORDINGLY, NO STATEMENT OF ADDITIONAL INFORMATION HAS BEEN FILED AS PART OF THIS REGISTRATION STATEMENT.

No.	Description	Location
Item 15.	Table of Contents	Not Applicable

Item 16.	General Information and History	Prospectus Summary; Business

Item 17.	Investment Objective and Policies	Prospectus Summary; Investment Objective and Policies; Risk Factors; Business; Material U.S. Federal Income Tax Considerations; Regulation

Item 18.	Management	Management

Item 19.	Control Persons and Principal Holders of Securities	Control Persons and Principal Stockholders

Item 20.	Investment Advisory and Other Services	Investment Advisor

Item 21.	Brokerage Allocation and Other Practices	Fees and Expenses; Prospectus Summary; Underwriting; Brokerage Allocation and Other Practices

Item 22.	Tax Status	Distributions; Material U.S. Federal Income Tax Considerations

Item 23.	Financial Statements	Balance Sheet
PART C — OTHER INFORMATION
Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

PRELIMINARY PROSPECTUS	July 18, 2007

     THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT ISSUE THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL OR ISSUE THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO PURCHASE OR ACCEPT THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.
2,027,678 Shares Issuable Upon Exercise of Rights to Purchase Common Stock
The Mexico Equity and Income Fund, Inc.
Each holder of shares of our preferred and common stock shall receive, at no cost, one nontransferable right (a “Subscription Right”) for every two shares owned as of July 27, 2007 (the “Record Date”). We will not issue fractional Subscription Rights. Each Subscription Right entitles the holder thereof to purchase one share of our common stock (the “Basic Subscription Right”) at a price equal to the greater of (a) the Fund’s net asset value per share (“NAV”) as determined as of the close of business on the Expiration Date (as defined below) or (b) 95% of the average trade weighted market price of our common stock on the Expiration Date (the “Subscription Price”). Exercising stockholders will incur no additional fees or expenses in connection with the purchase, sale or exercise of Subscription Rights. We must receive your instructions to exercise your Subscription Rights no later than 5:00 p.m., New York City time, on August 17, 2007, unless we decide to extend it to some later date (the “Expiration Date”).
If you elect to purchase the maximum amount of our common stock that you are entitled to purchase pursuant to your Basic Subscription Right, you will also be entitled, subject to allotment, to purchase additional shares of our common stock, if any, that are not purchased by our other stockholders pursuant to their Basic Subscription Right (the “Over-Subscription Privilege”). However, we will not issue fractional shares of common stock upon the exercise of your Over-Subscription Privilege. If you do not fully subscribe for your Basic Subscription Right, you may own a smaller proportional interest in our voting stock than you owned prior to the offer. See “Risk Factors – Dilution of Ownership.”
Since August 21, 1990, our common stock has traded on the NYSE under the symbol “MXE” and since January 6, 2006, our preferred stock has traded on the NYSE under the symbol “MXE-Pr.”
An investment in the Fund involves risks. See “Risk Factors” herein.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
The Mexico Equity and Income Fund, Inc. is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Our investment objective is high total return through capital appreciation and current income by investing at least 80% of the Fund’s assets in equity and convertible securities issued by Mexican companies and debt securities of Mexican issuers.
This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Additional information about the Fund has been filed with the SEC and is available upon written or oral request and without charge by calling our administrator at (866) 700-6104. Our SEC filings, including annual and semi-annual reports to stockholders, are also available to the public on the SEC’s Internet website at http://www.sec.gov and can be inspected at the offices of the NYSE, 20

Broad Street, New York, NY 10005. We do not have a website. This Prospectus should be retained for future reference.
You should rely only on the information contained in this Prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. This Prospectus is not an offer to sell or issue, or a solicitation of an offer to buy or accept, any securities in any jurisdiction where it is unlawful to make such an offer or solicitation.
For information regarding the offer, contact The Altman Group, the information agent, at 212-400-2605.

Prospectus Summary
     This summary highlights some of the information in this Prospectus. It may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this Prospectus. The terms “we,” “us,” the “Fund” and “our” refer to The Mexico Equity and Income Fund, Inc. “PAM” or the “investment adviser” refers to Pichardo Asset Management, S.A. de C.V.
The Company
General
     We were incorporated in Maryland on May 24, 1990 and commenced investment operations on August 21, 1990. We are registered under the Investment Company Act of 1940, as amended (together with the rules promulgated thereunder, the “1940 Act”), as a closed–end, non-diversified management investment company. Our common and preferred stock are listed and trade on the NYSE under the trading symbols “MXE” and “MXE-Pr,” respectively
Our Investment Objective
     Our investment objective is high total return through capital appreciation and current income. We seek to achieve our investment objective by investing at least 80% of our assets in equity and convertible securities issued by Mexican companies and debt securities of Mexican issuers.
Our Adviser
     Our investment adviser is Pichardo Asset Management, S.A. de C.V., a corporation organized under the laws of Mexico. PAM is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Maria Eugenia Pichardo, who owns 99% of PAM, has acted as the Fund’s portfolio manager since the inception of the Fund in 1990. Under our Investment Advisory Agreement, we pay PAM a monthly fee at an annual rate of 0.80% of the value of our average daily net assets. See “Investment Advisory Agreement.”
Rights Offering of Common Stock
     Each holder of shares of our preferred and common stock shall receive, at no cost, one nontransferable right (a “Subscription Right”) for every two shares owned as of July 27, 2007 (the “Record Date”). We will not issue fractional Subscription Rights. Each Subscription Right entitles the holder thereof to purchase one share of our common stock (the “Basic Subscription Right”) at a price equal to the greater of (a) the Fund’s net asset value per share (“NAV”) as determined as of the close of business on the Expiration Date (as defined below) or (b) 95% of the average trade weighted market price of our common stock on the Expiration Date (the “Subscription Price”). Exercising stockholders will incur no additional fees or expenses in connection with the purchase, sale or exercise of Subscription Rights. We must receive your instructions to exercise your Subscription Rights no later than 5:00 p.m., New York City time, on August 17, 2007, unless we decide to extend it to some later date (the “Expiration Date”).
     If you elect to purchase the maximum amount of our common stock that you are entitled to purchase pursuant to your Basic Subscription Right, you will also be entitled, subject to allotment, to purchase additional shares of our common stock, if any, that are not purchased by our other stockholders pursuant to their Basic Subscription Right (the “Over-Subscription Privilege”). However, we will not issue fractional shares of common stock upon the exercise of your Over-Subscription Privilege. If you do not fully subscribe for your Basic Subscription Right, you may own a smaller proportional interest in our voting stock than you owned prior to the offer. See “Risk Factors – Dilution of Ownership.” The Basic Subscription Right and the Over-Subscription Privilege shall be collectively referred to herein as the “Rights.”
How to Subscribe

➢	Deliver a completed Subscription Certificate (enclosed) and payment to the Subscribing Agent at the address below so that it is received by the Expiration Date (we recommend using an insured courier), or

➢	If your shares are held in an account with your broker-dealer, trust company, bank or other nominee, have your broker-dealer, trust company, bank or other nominee deliver a Notice of Guaranteed Delivery to the Subscribing Agent by the Expiration Date.
Subscribing Agent
Computershare Trust Company, N.A., 161 Bay State Drive, Braintree, MA 02184 (if by Hand or Overnight Delivery) or P.O. Box 859208, Braintree, MA 02185-9208 (if by Mail).
Obtaining Subscription Information
If you have questions or requests for assistance, please contact The Altman Group, the information agent, at 212-400-2605. You may also call your broker for information with respect to this offer.
Important Dates to Remember

Record Date	July 27, 2007
Subscription Period	July 27, 2007- August 17, 2007*
Expiration Date/ Deadline to Purchase Common Stock†	August 17, 2007*
Deadline for Notice of Guaranteed Delivery†	August 17, 2007*
Deadline for Payment to Notice of Guaranteed Delivery	August 24, 2007*
Confirmation Mailed to Participating Holders	August 29, 2007*

*	Unless the offer is extended.

†	A person purchasing common stock pursuant to his or her Rights must deliver either (i) the Subscription Certificate and payment for the common stock or (ii) a Notice of Guaranteed Delivery by the Expiration Date, unless the offer is extended.

The Offering

Common Stock to be issued by Us	Maximum of 2,027,678 shares of common stock

Purpose of the Offering/Use of Proceeds	All proceeds of this offering will be invested in accordance with the Fund’s investment objectives and policies as stated herein.

Basic Subscription Right	Each holder of shares of our preferred and common stock shall receive, at no cost, one nontransferable right (a “Subscription Right”) for every two shares owned as of July 27, 2007 (the “Record Date”). We will not issue fractional Subscription Rights. Each Subscription Right entitles the holder thereof to purchase one share of our common stock (the “Basic Subscription Right”) at a price equal to the greater of (a) the Fund’s net asset value per share (“NAV”) as determined as of the close of business on the Expiration Date (as defined below) or (b) 95% of the average trade weighted market price of our common stock on the Expiration Date (the “Subscription Price”). Exercising stockholders will incur no additional fees or expenses in connection with the purchase, sale or exercise of Subscription Rights. We must receive your instructions to exercise your Subscription Rights no later than 5:00 p.m., New York City time, on August 17, 2007, unless we decide to extend it to some later date (the “Expiration Date”).

Over-Subscription Privilege	If you elect to purchase the maximum amount of our common stock that you are entitled to purchase pursuant to your Basic Subscription Right, you will also be entitled to subscribe, subject to allotment, to purchase additional shares of our common stock, if any, that are not purchased by our other stockholders pursuant to their Basic Subscription Right as of the Expiration Date (the “Over-Subscription Privilege”). See “Common Stock Rights Offering – Over-Subscription Privilege.” If you do not fully subscribe for your Basic Subscription Right, you may own a smaller proportional interest in our voting stock than you owned prior to the offer. See “Risk Factors – Dilution of Ownership.”

Expiration Date	5:00 p.m., New York City time, on August 17, 2007, unless we decide to extend it to some later date.

Fractional Shares	You need one right to purchase one share of our common stock at the Subscription Price. The Fund will not issue fractional shares.

Risk Factors	See “Risk Factors” and the other information included in this Prospectus for a discussion of risks that you should carefully consider about us and about this offering.

Non-Transferability of the Rights	Your Rights are non-transferable. If you do not exercise them, you give up any right to the underlying shares of common stock.

Termination of the Offering	The Board of Directors may decide to terminate this offering at any time, on or before the Expiration Date. If we terminate the offering, our only obligation to you will be to return any payment, without interest.

Distribution Arrangements	We do not intend to engage a dealer manager for the offer. Our officers and directors may solicit the exercise of Rights by our stockholders. The offer is not contingent on any number of Rights being exercised. We will pay all expenses incurred in connection with the offer.

Listing	Our common stock and preferred stock are listed for trading on the NYSE under the symbols “MXE” and “MXE-Pr,” respectively.

Material United States Federal Income Tax Consequences	The receipt and election to purchase common stock are intended to be nontaxable events. If you sell shares of our common stock after purchasing them, you will recognize gain or loss. You should obtain specific tax advice from your personal tax advisor. See “Material United States Federal Income Tax Consequences —Taxation of Stockholders” below.

Available Information	We are subject to the reporting requirements of the 1940 Act and are required to file reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room at 100 F St. NE, Washington, D.C. 20549. You may call the SEC at 1-800-SEC-0330 for information on the operation of the Public Reference Room. Our SEC filings are also available to the public on the SEC’s Internet website at http://www.sec.gov and can be inspected at the offices of the NYSE, 20 Broad Street, New York, NY 10005.

Management Arrangements	Pichardo Asset Management, S.A. de C.V. (“PAM”) serves as our investment adviser. U.S. Bancorp Fund Services, LLC (“Administrator”) serves as our administrator. For a description of PAM or the Administrator and our contractual arrangements with these companies, see “Investment Advisory Agreement” and “Administration Agreement.”

Subscribing Agent	Computershare Trust Company, N.A., 161 Bay State Drive, Braintree, MA 02184.

Dilution	As a result of the terms of this offer, stockholders who do not fully exercise their Rights will own, upon completion of this offer, a smaller proportional interest in our voting stock than they owned prior to the offer. See “Risk Factors – Dilution of Ownership.”

Fees and Expenses
     The following table is intended to assist prospective investors in understanding the costs and expenses associated with this offering and an investment in the Fund.
Stockholder transaction expenses(1):

Total stockholder transaction expenses	$0

Annual expenses (as a percentage of net assets of the Fund) as of January 31, 2007:

Management fees	0.80%
Interest payments on borrowed funds	—	(2)

Other expenses	0.71%
Total annual expenses	1.51	%(3)

Example
The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Fund. These amounts are based upon payment by an investor of $1,000 as an investment in the Fund and our payment of annual operating expenses at the levels set forth in the table above which, as indicated above, does not include leverage or related expenses.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$15	$48	$82	$180
This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%.
     We will not pay any broker or dealer, commercial bank, trust company or other person any solicitation fee for any common stock purchased pursuant to this offering. No such broker, dealer, commercial bank, trust company or other person has been authorized to act as our agent for purposes of this offering.

[1]	We will pay all transaction expenses incurred in connection with this offering.

[2]	We do not plan to incur any indebtedness, or to pay interest in respect thereof, during the term after this offering.

[3]	These expenses do not include the dividend paid on our outstanding shares of preferred stock, which was paid on January 26, 2007 and which amounted to an aggregate of $4,335,262 (3.69%, as a percentage of net assets of the Fund as of January 31, 2007).

Financial Highlights
For a Common Share Outstanding Throughout Each Year

	For Six
	Months		For Year	For Year	For Year	For Year		For Year	For Year	For Year	For Year	For Year	For Year
	Ended		Ended	Ended	Ended	Ended		Ended	Ended	Ended	Ended	Ended	Ended
	January 31,		July 31,	July 31,	July 31,	July 31,		July 31,	July 31,	July 31,	July 31,	July 31,	July 31,
	2007 (Unaudited)		2006	2005	2004	2003		2002	2001	2000	1999	1998	1997
Per Share Operating Performance

Net asset value, beginning of year	$22.18		$21.27	$13.66	$10.15	$8.74		$10.19	$11.36	$8.64	$10.16	$16.83	$11.96

Net investment income (loss)	(0.13)		0.14	0.01	(0.02)	0.00	(2)	(0.03)	(0.02)	0.03	0.22	0.23	0.43

Net realized and unrealized gains (losses) on investments and foreign currency transactions	9.94		6.54	7.60	3.55	1.41		(1.42)	(0.64)	2.62	(0.87)	(3.34)	5.55

Net increase (decrease) from investment operations	9.81		6.68	7.61	3.53	1.41		(1.45)	(0.66)	2.65	(0.65)	(3.11)	5.98

Less: Distributions
Dividends from net investment income	(0.13)		(0.16)	—	(0.02)	—		—	(0.01)	(0.12)	—	(0.19)	(0.44)

Distributions from net realized gains	(2.90)		(4.41)	—	—	—		—	(0.60)	—	(0.93)	(3.37)	(0.67)

Return of capital	—		—	—	—	—		—	(0.01)	—	—	—	—

Total dividends and distributions	(3.03)		(4.57)	—	(0.02)	—		—	(0.62)	(0.12)	(0.93)	(3.56)	(1.11)

Capital share transactions
Anti-dilutive effect of Tender Offer	—		—	—	—	—		—	0.09	—	0.04	—	—

Dilutive effect of Preferred Share Issuance	—		(1.20)	—	—	—		—	—	—	—	—	—

Dilutive effect of Share Issuance	—		(0.18)	—	—	—		—	—	—	—	—	—

Anti-dilutive effect of Share Repurchase Program	—		0.18	—	—	—		—	0.02	0.19	0.02	—	—

Total capital share transactions	—		(1.20)	—	—	—		—	0.11	0.19	0.06	—	—

Net asset value, end of year	$28.96		$22.18	$21.27	$13.66	$10.15		$8.74	$10.19	$11.36	$8.64	$10.16	$16.83

Per share market value, end of year	$26.40		$19.40	$18.82	$11.73	$9.10		$7.95	$9.11	$10.69	$7.06	$7.75	$14.125

Total Investment Return Based on Market Value, end of year(1)	51.26	%(5)	37.62%	60.44%	29.10%	14.47%		(12.73)%	(8.64)%	53.36%	7.24%	(26.23)%	62.52%

Financial Highlights (continued)
For a Common Share Outstanding Throughout Each Year

	For Six
	Months		For Year		For Year	For Year	For Year
	Ended		Ended		Ended	Ended	Ended	For the Year	For Year	For Year	For Year	For Year	For Year
	January 31,		July 31,		July 31,	July 31,	July 31,	Ended	Ended	Ended	Ended	Ended	Ended
	2007 (Unaudited)		2006		2005	2004	2003	July 31, 2002	July 31, 2001	July 31, 2000	July 31, 1999	July 31, 1998	July 31, 1997
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$76,036		$54,872		$52,621	$33,779	$25,104	$21,629	$87,620	$114,112	$97,150	$120,148	$199,066

Ratios of expenses to average net assets:
Before expense Reimbursement	1.51	%(4)	1.90%		1.77%	2.09%	2.64%	1.81%	1.90%	2.03%	1.88%	1.46%	1.49%

After expense Reimbursement	1.51	%(4)	1.90%		1.77%	2.08%	2.62%	1.81%	1.90%	2.03%	1.88%	1.46%	1.49%

Ratios of net investment income (loss) to average net assets:
Before expense Reimbursement	(1.04	)%(4)	0.24%		0.03%	(0.15)%	0.02%	(0.14)%	(0.16)%	0.27%	2.72%	1.65%	3.29%

After expense Reimbursement	(1.04	)%(4)	0.24%		0.03%	(0.14)%	0.04%	(0.14)%	(0.16)%	0.27%	2.72%	1.65%	3.29%

Portfolio turnover	72.66	%(5)	179.85	%(5)	259.60%	234.42%	180.67%	189.05%	220.85%	249.28%	163.23%	88.85%	127.44%

(1)	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(2)	The amount listed is less than $0.005 per share.

(3)	Not annualized.

(4)	Annualized.

(5)	Calculated on the basis of the Fund as a whole without distinguishing between shares issued.

Financial Highlights (concluded)
For a Preferred Share Outstanding Throughout Each Period

	For the Six
	Months Ended		For the Period
	January 31,		January 6, 2006
	2007		through July 31,
	(Unaudited)		2006

Per Share Operating Performance
Net asset value, beginning of period	$22.18		$21.25

Net investment income (loss)	(0.13)		0.13
Net realized and unrealized gains on investments and foreign currency transactions	9.94		0.80

Net increase from investment operations	9.81		0.93

Less: Distributions
Dividends from net investment income	(0.13)		—
Distributions from net realized gains	(2.90)		—

Total dividends and distributions	(3.03)		—

Net Asset Value, end of period	$28.96		$22.18

Per share market value, end of period	$23.78		$19.00
Total Investment Return Based on Market Value, end of period(1)	40.01	%(2)	2.70	%(2)

Ratios/ Supplemental Data
Net assets, end of period (000’s)	$41,386		$31,708
Ratios of expenses to average net assets:
Before expense reimbursement	1.51	%(3)	1.97	%(3)
After expense reimbursement	1.51	%(3)	1.97	%(3)
Ratios of net investment income (loss) to average net assets:
Before expense reimbursement	(1.04)	%(3)	0.37	%(3)
After expense reimbursement	(1.04)	%(3)	0.37	%(3)
Portfolio turnover rate	72.66	%(4)	179.85	%(4)

(1)	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment does not reflect brokerage commissions.

(2)	Not Annualized.

(3)	Annualized.

(4)	Calculated on the basis of the Fund as a whole without distinguishing between shares issued.

Risk Factors
     An investment in the Fund involves risks. You should carefully consider these risk factors, together with all of the other information included in this Prospectus. If any of the following adverse events and circumstances described in the risk factors occur, our business, financial condition and results of operations could be materially adversely affected, and our NAV and the trading price of our common stock could decline.
RISKS RELATED TO THIS OFFERING
     Decline in Common Stock Trading Price: After you purchase our common stock, the public trading price of our common stock may decline. If our trading price declines below the Subscription Price, you will suffer an immediate unrealized loss.
     No Revocation: Once you elect to purchase common stock, you may not revoke the election, even if you later learn information about us that you consider to be unfavorable.
     Value versus Subscription Price: The Subscription Price was not determined based on established criteria for valuation, such as expected future operations, cash flows or financial condition. You should not rely on the Subscription Price to bear a relationship to those criteria or to be a guaranty of the value of the Fund or of our common stock.
     Termination of Offering: Our Board of Directors may terminate the offering at any time. If we decide to terminate the offering, we have no obligation to you except to return, without interest, your subscription payments.
     Discount to Net Asset Value: The Fund’s shares of common stock have historically traded on the NYSE at a discount to the Fund’s NAV per share, and the discount has at times exceeded 20%. Although the common stock is currently trading at a premium to NAV, there is no assurance that our common stock will continue to trade at such a premium, and, prior to exercising their Subscription Rights, stockholders may wish to confirm that the Fund’s shares are still trading at a premium.
     Dilution of Ownership: As a result of the terms of this offer, stockholders who do not fully exercise their Rights will own, upon completion of this offer, a smaller proportional interest in our voting stock than they owned prior to the offer. Such dilution is not currently determinable because it is not known how many shares of common stock will be subscribed for, what the market price of our common stock will be on the Expiration Date or what the Subscription Price will be. Such dilution will disproportionately affect non-exercising stockholders.
RISKS RELATED TO THE FUND’S INVESTMENTS
     Investments in Foreign Securities Risks: We invest substantially all of our assets in foreign securities of Mexican issuers. Investing in the Mexican financial market presents political, regulatory and economic risks which are significant and which may differ in kind and degree from the risks presented by investing in the U.S. financial markets. Some of these risks may include changes in foreign currency exchange rates or controls, greater price volatility, differences in accounting standards and policies, and in the type and nature of disclosures required to be provided by Mexican issuers, substantially less liquidity, controls on foreign investment, and limitations on repatriation of invested capital. Our exposure to developing country financial markets may involve greater risk than a portfolio that invests only in developed country financial markets. Some of these risks are detailed below:

     Market Illiquidity, Volatility. Although one of the largest in Latin America by market capitalization, the Bolsa Mexicana de Valores, S.A. de C.V. (the “Mexican Stock Exchange” or “Bolsa”) is substantially smaller, less liquid and more volatile than the major securities markets in the United States. In addition, trading on the Mexican Stock Exchange is concentrated. Approximately 80% of the total traded volume of the Mexican Stock Exchange in 2006 was produced by twenty-two (22) issuers as of December 31, 2006. At such date, the stock of America Movil, S.A. de C.V. (“AMX”) and its affiliates accounted for approximately 20% of the aggregate market capitalization of the Mexican Stock Exchange, while no single stock issue accounted for more than 1.7% of the aggregate market capitalization of the NASDAQ and the NYSE. Thus, the performance of the Mexican Stock Exchange, as further described below, is highly dependent on the performance of a few issuers. Additionally, prices of equity securities traded on the Mexican Stock Exchange are generally more volatile than prices of equity securities traded on the NYSE. The combination of price volatility and the relatively limited liquidity of the Mexican Stock Exchange may have an adverse impact on the investment performance of the Fund.
     Market Corrections. Although less so in recent times, the Mexican securities market has been subject to periodic severe market corrections. In the two months following the general destabilization of the Mexican economy in December 1994, the Bolsa’s Index declined 36.3% in nominal peso terms and 58.0% in dollar terms from December 20, 1994 to February 27, 1995 before beginning to recover. Due to the high concentration of investors, issuers and intermediaries in the Mexican securities market and the general high volatility of the Mexican economy, the Mexican securities market may be subject to severe market corrections than more broadly based markets. As is the case with investing in any securities market, there can be no assurance that market corrections will not occur again.
     The Mexican Economy. The Mexican economy is currently stable as a result of initiatives implemented in the last few years, successful free trade agreements with other countries, economic and fiscal discipline and stable political and social conditions. Nevertheless, in the past the Mexican economy has experienced peso devaluations, significant rises in inflation and domestic interest rates and other economic instability and there can be no assurance that the economy will remain stable. In addition, although Mexico has exhibited in recent times positive market indicators in terms of GDP growth, long-term interest rates, current account deficits, exports, and foreign investment, there is no assurance that these trends will continue. Overt unemployment continues to exist at levels of over 4% and more than one million new jobs will be required annually according to economic estimates. The economy has recently witnessed significant increases in energy, transportation and telecommunications costs and there is significant pressure to increase wage and energy productivity.
     Smaller Capitalization Risks: We may invest in securities without regard to market capitalization. Investments in securities of smaller companies may be subject to more abrupt or erratic market movements then larger, more established companies, because these securities typically are traded in lower volume and issuers are more typically subject to changes in earnings and future earnings prospects.
     Borrowing Risks: Although we do not plan to incur any indebtedness or pay interest in respect thereof during the term after this offering, we are not restricted from borrowing money from banks or other financial institutions to purchase securities, commonly referred to as “leveraging.” In the event we do engage in such borrowing activities, our exposure to fluctuations in the prices of these securities is increased in relation to our capital. Our borrowing activities will exaggerate any increase or decrease in our net asset value. In addition, the interest which we must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish our investment performance compared with what it would have been without borrowing.
     High Portfolio Turnover Rate Risk: Our portfolio management may result in high turnover rates which may increase our short-term capital appreciation and increase brokerage commission costs. If we have a higher portfolio turnover rate, then our performance could be negatively impacted due to the increased expenses incurred as a result of the higher brokerage commissions. Rapid portfolio turnover also exposes stockholders to a higher current realization of capital gains and this could cause you to pay higher taxes. As of June 30, 2007, and since August 1, 2006, the portfolio turnover rate was 131.836%.
     Credit Risk: Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.
     Interest Rate Risk: Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.
     Initial Public Offerings Risks: We may purchase securities of companies in initial public offerings. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for the U.S. to buy or sell significant amounts of shares without unfavorable impact on prevailing market prices. Some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies without revenues or operating income, or the near-term prospects of achieving them.
     Restricted Securities Risks: We may invest in securities that are subject to restrictions on resale, such as Rule 144A securities. Rule 144A securities are securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers under Rule 144A under the Securities Act of 1933. Under the supervision of the Board of Directors, we will determine whether securities purchased under Rule 144A are illiquid. Our ability to invest in illiquid securities is limited to 15% of our total assets. If it is determined that qualified institutional buyers are unwilling to purchase these securities, the percent of our assets invested in illiquid securities would increase.
     Shares of Other Investment Companies: We may invest in shares of other investment companies as a means to pursue our investment objective. As a result of this policy, your cost of investing will generally be higher than the cost of investing directly in the underlying investment company shares. You will indirectly bear fees and expenses charged by the underlying investment companies in addition to our direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.
     Market Disruption by Terrorist Attacks: Terrorist attacks and related events have led to increased short-term market volatility. Moreover, the ongoing U.S. military and related action in Iraq and other events in the Middle East could have significant adverse effects on the U.S. and world economies and markets. The Fund does not know how long the securities markets will continue to be affected by these and other geopolitical events and cannot predict the effects of military action or similar events in the future on the U.S. economy and securities markets. A disruption of the U.S. or world financial markets could affect interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to the Fund’s common stock.

Common Stock Rights Offering
Purpose of Offering/Use of Proceeds
     All proceeds of this offering will be invested in accordance with the Fund’s investment objectives and policies as stated herein. It is anticipated that such proceeds will be invested in equity and convertible securities issued by Mexican companies and securities of Mexican issuers.
Basic Subscription Right
     Each holder of shares of our preferred and common stock shall receive, at no cost, one nontransferable right (a “Subscription Right”) for every two shares owned as of July 27, 2007 (the “Record Date”). We will not issue fractional Subscription Rights. Each Subscription Right entitles the holder thereof to purchase one share of our common stock (the “Basic Subscription Right”) at a price equal to the greater of (a) the Fund’s net asset value per share (“NAV”) as determined as of the close of business on the Expiration Date (as defined below) or (b) 95% of the average trade weighted market price of our common stock on the Expiration Date (the “Subscription Price”). Exercising stockholders will incur no additional fees or expenses in connection with the purchase, sale or exercise of Subscription Rights. We must receive your instructions to exercise your Subscription Rights no later than 5:00 p.m., New York City time, on August 17, 2007, unless we decide to extend it to some later date (the “Expiration Date”).
     The Fund announced the offer at the end of trading on the NYSE on July     , 2007. The NAV per share of our common stock at the close of business on July     , 2007 (the last trading date on which the Fund publicly reported its NAV prior to the announcement) was $        , and the last reported sales price of a share of our common stock on the NYSE on such date was $        .
     Because we will not determine the actual Subscription Price until the Expiration Date, stockholders who wish to purchase common stock pursuant to their Rights will not know the Subscription Price per share at the time they elect to purchase the common stock. As a result, we are requiring that stockholders deliver an estimated Subscription Price of $40.05 per share. If the actual Subscription Price is lower, excess payments will be refunded without interest, and if the actual Subscription Price is higher, stockholders purchasing common stock must make an additional payment within five (5) business days of the Expiration Date to get the full number of shares.
     The purpose of setting the determination of the Subscription Price upon the expiration of the offer is to attract the maximum participation of stockholders in the offer, with minimum dilution to nonparticipating stockholders.
     All questions as to the validity, form, eligibility (including time of receipt), payment and acceptance for payment of any common stock will be determined by us, in our sole discretion, which determination shall be final and binding. We reserve the absolute right to reject any and all requests for participation in this offering and to issue a lower number of shares of common stock, with our only obligation being to return any excess payment without interest. We shall be under no duty to give notification of any defects or irregularities in any request for participation in this offering, nor shall we incur any liability for failure to give any such notification.
Over-Subscription Privilege
     If you elect to purchase the maximum amount of our common stock that you are entitled to purchase pursuant to your Basic Subscription Right, you will also be entitled to subscribe, subject to allotment, to purchase additional shares of our common stock, if any, that are not purchased by our other stockholders pursuant to their Basic Subscription Right as of the Expiration Date (the “Over-Subscription Privilege”). If the number of shares of our common stock available for sale pursuant to the Over-Subscription Privilege is not sufficient to satisfy in full all subscriptions submitted for additional shares, we will allocate any available shares pro rata among stockholders who exercise their Over-Subscription Privilege in proportion to the number of shares each stockholder subscribing for additional shares was entitled to and elected to purchase under his or her Basic Subscription Right; up to the number of additional shares that the stockholder subscribed for pursuant to the exercise of his or her Over-Subscription Privilege, rounded down to the nearest whole share.
     Banks, brokers, trustees and other nominee holders of Rights will be required to certify to the Subscribing Agent, before any Over-Subscription Privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Subscription Rights exercised and the number of common stock subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner’s Basic Subscription Right was exercised in full. A Notice of Guaranteed Delivery form will be distributed to banks, brokers, trustees and other nominee holders with the Subscription Certificate.
     We have been advised that the directors who own or control shares of our common stock intend to exercise all of the Rights initially issued to them. If additional shares of common stock remain after all over-subscriptions exercised by stockholders other than the directors are honored in full, the directors may, on the Expiration Date, purchase all or any of the remaining shares of common stock on the same terms offered to all stockholders.
No Fractional Shares
     We will not issue fractional shares of our common stock upon the exercise of Rights. The number of Rights issued to Record Date stockholders will be rounded down to the nearest whole number of Rights.
Non-Transferability of Rights
     The Rights granted in this offer are non-transferable. If you do not exercise them, you give up any right to the underlying shares of common stock.
Expiration Date of the Offering
     You may elect to purchase common stock pursuant to your Basic Subscription Right and/or Over-Subscription Privilege at any time before 5:00 p.m., New York City time, on August 17, 2007 (the “Expiration Date”). The Board of Directors reserves the right to extend the date upon which the Rights expire. If you do not elect to purchase common stock pursuant to your Rights before the time they expire, then your Rights will be null and void. We will not be obligated to honor your election to purchase common stock if we receive the documents relating to your purchase of common stock or collect your payment after the time they expire, regardless of when you transmitted the documents. See “Receipt of Payment” below.
     Any extension of the offer will be followed as promptly as practicable by announcement thereof, and in no event later than 9:00 a.m., New York City time, on the next business day following the previously scheduled Expiration Date. Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate.
     Although we have no present intention to do so, we may, in the future and in our discretion, choose to make additional offerings from time to time for a number of shares and on terms which may or may not be similar to this offer. Any such future offering will be made in accordance with the 1940 Act.
Distribution Arrangements
     We do not intend to engage a dealer manager for the offer. Our officers and directors may solicit the exercise of Rights by our stockholders. The offer is not contingent on any number of Rights being exercised, and we will pay all expenses incurred in connection with the offer.
Description of Common Stock
     All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available for such distributions. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities. Each of our shares of common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of the Fund’s common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors (other than those elected by our preferred stockholders), and holders of less than a majority of such shares will be unable to elect any director.
Election to Purchase Common Stock
     You may elect to purchase common stock by delivering the following to the Subscribing Agent at or before the Expiration Date:
•	your properly completed and signed Subscription Certificate, with any required signature guarantees, evidencing those rights with any other supplemental documentation; and

•	your payment in full of the Subscription Price for each share of our common stock that you choose to subscribe for under your Basic Subscription Right and your Over-Subscription Privilege.
Method of Payment
     Your payment of the Subscription Price must be made by either:
•	check or bank draft drawn upon a U.S. bank or postal, telegraphic or express money order payable to: “The Mexico Equity and Income Fund, Inc.”; or

•	wire transfer of immediately available funds to the account maintained by the Subscribing Agent for such purpose at: Bank of America, ABA# 026009593, DDA#

9429037341, Account Name: Computershare Shareholder Services Inc., Ref: Mexico Equity Rights Offering.

•	If you hold our common stock through a nominee holder, you will need to have your broker, custodian bank or other nominee act for you. To indicate your decision with respect to your Rights, you should have your broker, custodian bank or other nominee deliver a Notice of Guaranteed Delivery to the Subscribing Agent by the Expiration Date.
Receipt of Payment
     Your payment of the Subscription Price will be deemed to have been received by us only upon:
•	clearance of any uncertified check;

•	receipt by us of any certified check or bank draft drawn upon a U.S. bank or any postal, telegraphic or express money order; or

•	receipt of collected funds in our account designated above.
Clearance of Uncertified Checks
     You should note that funds paid by uncertified personal checks may take 5 business days or more to clear. If you wish to pay the Subscription Price by an uncertified personal check, we recommend that you make payment at least 10 days in advance of the Expiration Date to ensure that your payment is received and clears by that time. If your check does not clear before the Expiration Date, you will not receive any shares of common stock, and our only obligation will be to return your subscription payment, without interest. It is safer to use a certified or cashier’s check, money order or wire transfer of funds to avoid missing the opportunity to purchase common stock.
Delivery of Subscription Materials and Payment
     You should deliver the Subscription Certificate and payment of the Subscription Price, as well as any other subscription documentation as follows:

If by Hand or Overnight Delivery, to:	If by Mail:
Computershare Trust Company, N.A.	Computershare Trust Company, N.A.
161 Bay State Drive	P.O. Box 859208
Braintree, MA 02184	Braintree, MA 02185-9208
Calculation of Common Stock Purchased
     If you do not indicate the number of shares of common stock being subscribed for, or do not forward full payment of the aggregate Subscription Price for the number of shares of common stock that you indicate are subscribed for, then you will be deemed to have purchased the maximum number of shares of the common stock that may be purchased for the payment that you delivered to our Subscribing Agent.

Funds Will Be Held by our Subscribing Agent until Shares of Common Stock Are Issued
     Our Subscribing Agent will hold your payment in a segregated account with other payments received from stockholders until we issue to you your shares of our common stock.
Notice to Nominee Holders
     If you are a broker, a trustee or a depositary for securities who holds shares of our common stock for the account of others as of the Record Date, you should notify the respective beneficial owners of the shares about the rights offering as soon as possible to find out their intentions. You should obtain instructions from the beneficial owner with respect to the rights by using the instructions that we have provided to you for your distribution to beneficial owners. If the beneficial owner so instructs, you should complete the appropriate Subscription Certificate and Notice of Guaranteed Delivery, if applicable, and submit them to our Subscribing Agent with the proper payment.
Notice to Beneficial Owners Whose Shares are Held by a Broker or Nominee
     If you are a beneficial owner of shares of our common stock or rights that you hold through a nominee holder, we will ask your broker, custodian bank or other nominee to notify you of this offering. If you wish to purchase common stock, you will need to have your broker, custodian bank or other nominee act for you. To indicate your decision with respect to your rights, you should complete and return to your broker, custodian bank or other nominee the Subscription Certificate. You should receive this form from your broker, custodian bank or other nominee with the other rights offering materials. We suggest that you contact your broker or other nominee to be sure that they are sending you the election form without delay. If you are giving instructions to your nominee, you should act promptly to allow a sufficient amount of time to ensure that the nominee can act to follow your instructions in time.
Notice of NAV Decline
     The Fund, as required by the SEC’s registration form, will suspend the offer until it amends this Prospectus if, subsequent to the date of this Prospectus, the Fund’s NAV declines more than 10% from its NAV as of that date. Accordingly, the Expiration Date would be extended and the Fund would notify Record Date stockholders of the decline and permit stockholders to cancel their exercise of Rights.
Mailing of Confirmation
     On a date within eight (8) business days following the Expiration Date (“Confirmation Date”), the Subscribing Agent will send to each exercising Rights holder (or, if shares of common stock are held by a nominee, to such nominee) a confirmation showing (i) the number of shares of common stock purchased pursuant to the Basic Subscription Right; (ii) the number of shares, if any, acquired pursuant to the Over-Subscription Privilege (for Record Date stockholders who are exercising all of the Rights originally issued to them); (iii) the per share and total Subscription Price for the shares and (iv) any additional amount payable to the Fund by the Rights holder or any excess to be refunded by the Fund to the Rights holder, in each case based on the Subscription Price as determined on the Expiration Date. If any Rights holder, if eligible, exercises his right to acquire shares of common stock pursuant to the Over-Subscription Privilege, any excess payment which would otherwise be refunded to him will be applied by the Fund toward payment for shares acquired pursuant to the exercise of the Over-Subscription Privilege. Any additional payment required from a Rights holder must be received by the Subscribing Agent within ten (10) business days after the Confirmation Date. Any excess payment to be refunded by the Fund to a Rights holder will be mailed by the Subscribing Agent to the Rights holder as promptly as practicable. All payments by an exercising Rights holder must be in U.S. dollars by money order or check drawn on a bank or branch located in the United States and payable to “The Mexico Equity and Income Fund, Inc.” or by wire transfer to an account maintained by the Subscribing Agent as more specifically set forth under “—Method of Payment.”
Determinations Regarding the Election to Purchase Common Stock
     We will decide all questions concerning the timeliness, validity, form and eligibility of your election to purchase common stock. Our decisions will be final and binding. We, in our sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as we may determine. We may reject the election to purchase common stock because of any defect or irregularity. Your election will not be deemed to have been received or accepted until all irregularities have been waived by us or cured by you within such time as we decide, in our sole discretion.
     Neither we nor our Subscribing Agent will be under any duty to notify you of a defect or irregularity. We will not be liable for failing to give you any such notice. We reserve the right to reject your election to purchase common stock if your election is not in accordance with the terms of the offering or in proper form. We will also not accept your election to purchase common stock if our issuance of shares of our common stock upon your election could be deemed unlawful or materially burdensome.
Termination
     We may terminate this offering at any time prior to the Expiration Date. If we terminate the offering, our only obligation to you will be to return your subscription payment to you, without interest.
Effects of this Offer on the Fund Adviser
     Our investment adviser will benefit from this offer because a portion of the investment management fee we pay to the investment adviser is based on our gross assets. See “Investment Advisory Agreement.” It is not possible to state precisely the amount of additional compensation the investment adviser will receive as a result of this offer because it is not known how many shares of common stock will be subscribed for. However, assuming (i) all Rights are exercised, and (ii) the Subscription Price is $40.05 per share, and after giving effect to expenses related to this offer, the investment adviser would receive additional annualized advisory fees of approximately $600,000 and the amount of the administrative fee received would be an additional fee of approximately $85,000. Maria Eugenia Pichardo, President of the Fund, is also an officer and owner of our investment adviser. None of our directors who approved this offer are affiliated with the investment adviser.
No Recommendations to Holders
     WE MAKE NO RECOMMENDATION TO ANY PERSON TO PARTICIPATE IN THIS OFFERING, AND WE HAVE NOT AUTHORIZED ANY PERSON TO MAKE ANY SUCH RECOMMENDATION. POTENTIAL HOLDERS ARE URGED TO EVALUATE CAREFULLY ALL INFORMATION IN THE REGISTRATION STATEMENT, CONSULT THEIR OWN INVESTMENT AND TAX ADVISORS AND MAKE THEIR OWN DECISIONS WHETHER OR NOT TO PARTICIPATE IN THIS OFFERING.
Material United States Federal Income Tax Consequences
     The following discussion is a summary of certain material U.S. federal income tax consequences to a typical “U.S. holder” (defined below) that receives Rights pursuant to this offering and that either

(i) exercises such Rights, (ii) allows such Rights to expire, or (iii) sells, exchanges, redeems or otherwise disposes of such Rights.
     This discussion is based on current provisions of the Internal Revenue Code of 1986, as amended, which we refer to as the “Code,” applicable current, temporary and proposed Treasury regulations promulgated thereunder, which we refer to as the “Treasury Regulations,” the legislative history of the Code and publicly available administrative and judicial interpretations thereof, all as in effect of the date of this prospectus and all of which are subject to change, possibly with retroactive effect, or to different interpretations. In addition, the administrative interpretations and practices of the Internal Revenue Service include its practices and policies as expressed in private letter rulings which are not binding on the Internal Revenue Service, except with respect to the particular taxpayers who requested and received these rulings. This discussion is included for general information purposes only and does not purport to be a complete technical analysis or listing of all potential tax considerations that may be relevant to U.S. holders in light of their particular circumstances. This discussion does not address any state, local or foreign tax consequences or any non-income tax consequences (such as estate or gift tax consequences). This discussion applies only to U.S. holders that hold shares of our common stock as capital assets and that will hold the Rights distributed pursuant to this offering as capital assets (and, in the event such rights are exercised, will hold newly acquired shares of our common stock as capital assets), in each case, within the meaning of Section 1221 of the Code. This discussion also does not address the United States federal income tax consequences to a U.S. holder that is one of our affiliates or that is subject to special rules under the Code, including but not limited to:
•	A financial institution, insurance company, or regulated investment company;

•	Persons who are subject to alternative minimum tax;

•	A tax-exempt organization, retirement plan, or mutual fund;

•	A dealer, broker, or trader in securities;

•	Non-U.S. holders (as defined below);

•	An entity treated as a partnership for U.S. federal income tax purposes;

•	A stockholder that owns its shares of our common stock indirectly through an entity treated as a partnership for United States federal income tax purposes, or a trust or estate;

•	Persons deemed to sell their shares of common stock under the constructive sale provisions of the Code;

•	A stockholder that holds its shares of our common stock as part of a hedge, appreciated financial position, straddle or conversion transaction; or

•	A stockholder that acquired our common stock pursuant to the exercise of compensatory stock options or otherwise as compensation.
     We will not seek a ruling from the Internal Revenue Service, or the “IRS,” with respect to the rights offering. The IRS could take positions concerning the tax consequences of this offering that are different from those described in this discussion, and, if litigated, a court could sustain any such positions taken by the IRS.

     For purposes of this discussion, the term “U.S. holder” means a holder of shares of our common or preferred stock that, for U.S. federal income tax purposes, is:
•	A citizen or resident of the U.S.;

•	A corporation or other entity treated as a corporation for U.S. federal income tax purposes created or organized in the U.S. or under U.S. laws or the laws of any state or political subdivision thereof;

•	An estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•	A trust (i) if, in general, a court within the U.S. is able to exercise primary jurisdiction over its administration and one or more U.S. persons have authority to control all of its substantial decisions or (ii) that has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.
     A “non-U.S. holder” is a holder other than a U.S. holder. If a holder of our common or preferred stock is a non-U.S. holder, the tax consequences of the rights offering to such holder will depend upon a variety of factors, including whether such person conducts a trade or business in the U.S. Non-U.S. holders are urged to consult their own tax advisors regarding the tax consequences associated with the rights offering.
Holders of our common or preferred stock are urged to consult their own tax advisors regarding the specific tax consequences associated with the rights offering, including the applicability and effect of any state, local, foreign, or other tax laws as well as changes in applicable tax laws.
Distribution of Rights
     We believe that pursuant to Section 305 of the Code and the Treasury Regulations issued thereunder, a U.S. holder that receives Rights pursuant to this offering should not be required to recognize taxable income for U.S. federal income tax purposes upon the receipt of such Rights.
     We intend to report this offering accordingly. However, if our intended treatment of the Rights were challenged by the IRS and if such challenge were ultimately upheld, the U.S. federal income tax consequences to a U.S. holder that receives Rights pursuant to this offering may differ from the consequences described herein, and it is possible that a U.S. holder’s receipt of Rights or a portion thereof pursuant to this offering may be taxable.
Basis and Holding Period of Rights
     If, in accordance with Section 307 of the Code, the fair market value of the Rights which we distribute to a U.S. holder is less than 15% of the fair market value of such U.S. holder’s shares of our common or preferred stock, as applicable, with respect to which such Rights were distributed, such U.S. holder’s basis in the Rights distributed generally will be zero. A U.S. holder may elect, however, to allocate its basis in the shares between such shares and the Rights received in proportion to the fair market value of such shares and such Rights. This election may be made pursuant to Section 307 of the Code and the Treasury Regulations thereunder and will be irrevocable once made.
     If the fair market value of the Rights which we distribute to a U.S. holder is 15% or more of the fair market value of such U.S. holder’s shares with respect to which such Rights were distributed, such U.S. holder will be required to allocate its basis between such shares and such Rights in proportion to their relative fair market values.
     In either case, a U.S. holder’s holding period for the Rights that we distribute will include the holding period of such U.S. holder’s shares with respect to which such Rights were distributed.
Exercise of Rights; Basis and Holding Period of Acquired Shares; Sale, Exchange, Redemption or Other Disposition of Acquired Shares
     A U.S. holder will not recognize gain or loss upon the exercise of the Rights. A U.S. holder’s basis in our common stock acquired through exercise of the Rights generally will equal the sum of (i) the Subscription Price paid by such U.S. holder to acquire such stock and (ii) such U.S. holder’s basis, if any, in the Rights exercised. A U.S. holder’s holding period in shares of our common stock acquired through the exercise of Rights will begin on the day such U.S. holder exercises the Rights.
     Upon the sale, exchange, redemption or other disposition of the common stock acquired upon the exercise of Rights, a U.S. holder generally will recognize gain or loss equal to the difference between the amount realized and such U.S. holder’s basis in such common stock. Such gain or loss will be capital gain or loss and will be long-term capital gain or loss if a U.S. holder’s holding period exceeds one year at the time of the sale, exchange or other disposition. The deductibility of capital losses is subject to limitations.
Expiration of Rights
     If a U.S. holder receives Rights pursuant to this offering, and such U.S. holder’s basis in our common or preferred stock, as applicable, is not allocated between such shares and the Rights received and such U.S. holder’s Rights expire unexercised, then such U.S. holder will not recognize taxable loss upon expiration of the Rights. In addition, such U.S. holder’s basis in its shares will not be affected by this offering and such U.S. holder’s decision to allow its Rights to expire and will remain the same as before this offering.
     If a U.S. holder receives Rights pursuant to this offering, and such U.S. holder’s basis in its shares is allocated between such shares and the Rights received and such U.S. holder’s Rights expire unexercised, then such U.S. holder will recognize a taxable loss upon the expiration of the Rights equal to the basis that was allocated to the Rights. Such loss will be a capital loss.
Backup Withholding
     A U.S. holder that sells, exchanges, redeems or otherwise disposes shares of our common stock acquired upon the exercise of Rights or that sells, exchanges or otherwise disposes of Rights may be subject to backup withholding on the proceeds received, unless such U.S. holder:
•	Is a corporation or other exempt recipient and, when required, establishes this exemption; or

•	Provides a correct taxpayer identification number, certifies that it is not currently subject to backup withholding, and otherwise complies with the applicable requirements of the backup withholding rules.

     Backup withholding is not an additional tax. Any amount withheld under the backup withholding rules will generally be creditable against the United States federal income tax liability of a U.S. holder if appropriate information is provided to the IRS. If a U.S. holder does not provide the appropriate party with the correct taxpayer identification number or any other proper document or certification required by the IRS (generally a Form W-9 in the case of a U.S. holder), such U.S. holder may be subject to penalties imposed by the IRS.
THE FOREGOING DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OF THE POTENTIAL TAX CONSIDERATIONS RELATING TO THIS OFFERING AND IS NOT TAX ADVICE. THEREFORE, HOLDERS OF OUR COMMON STOCK ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THIS OFFERING, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.
Use of Proceeds
     All proceeds of the offering will be invested in accordance with the Fund’s investment objectives and policies as stated herein. It is anticipated that such proceeds will be invested in equity and convertible securities issued by Mexican companies and debt securities of Mexican issuers.
Price Range of Common Stock
     Our common stock is traded on the NYSE under the symbol “MXE.” The following table lists the high and low closing sales prices for our common stock, and the closing sales price as a percentage of NAV:

		Closing Sales
		Price		Premium/Discount	Premium/Discount
				of High Sales	of Low Sales	Declared
	NAV	High	Low	Price to NAV	Price to NAV	Dividends
Year ended July 31, 2004
First Quarter	$11.17	$9.35	$8.36	(16.29)%	(25.16)%	—
Second Quarter	12.96	10.96	9.44	(15.43)%	(27.16)%	.02
Third Quarter	13.29	13.03	11.05	(1.96)%	(16.85)%	—
Fourth Quarter	13.66	11.57	10.01	(15.30)%	(26.72)%	—
Year ended July 31, 2005
First Quarter	$15.78	$12.98	$10.86	(17.74)%	(31.18)%	—
Second Quarter	18.45	16.67	12.93	(9.65)%	(29.92)%	—
Third Quarter	17.76	18.09	13.55	(1.86)%	(23.70)%	—
Fourth Quarter	21.27	17.77	14.43	(16.46)%	(32.16)%	—
Year ending July 31, 2006
First Quarter	$22.79	$19.46	$16.76	(14.61)%	(26.46)%	—
Second Quarter	$21.17	$20.73	$16.12	(2.08)%	(23.85)%	4.57
Third Quarter	$22.40	$19.70	$18.15	(12.05)%	(18.97)%	—
Fourth Quarter	$22.18	$21.20	$16.10	(4.42)%	(27.41)%	—
Year ending July 31, 2007
First Quarter	$26.54	$25.09	$19.08	(5.46)%	(28.11)%	—
Second Quarter	$28.96	$30.15	$23.45	4.11%	(19.03)%	3.03
Third Quarter	$32.99	$38.40	$24.85	16.40%	(24.67)%
Fourth Quarter (through June 30, 2007)	$37.78	$39.45	$34.24	4.42%	(9.37)%
Price Range of Preferred Stock
     Our preferred stock is traded under the symbol “MXE-Pr.” The following table lists the high and low closing sales prices for our preferred stock, and the closing price as a percentage of NAV:

		Closing Sales		Premium/Discount	Premium/Discount
		Price		of High Sales	of Low Sales	Declared
	NAV	High	Low	Price to NAV	Price to NAV	Dividends
For the period January 6, 2006 through July 31, 2006
Second Quarter (from January 6, 2006)	$21.17	$19.30	$18.35	-8.83%	-13.32%	—
Third Quarter	$22.40	$19.50	$18.00	-12.95%	-19.64%	—
Fourth Quarter	$22.18	$20.90	$16.05	-5.77%	-27.64%	—
Year ended July 31, 2007
First Quarter	$26.54	$23.40	$19.00	-11.83%	-28.41%	—
Second Quarter	$28.96	$28.60	$23.25	-1.24%	-19.72%	3.03
Third Quarter	$32.99	$33.40	$24.86	1.24%	-24.64%	—
Fourth Quarter (through June 30, 2007)	$37.78	$35.50	$32.00	-6.03%	-15.30%	—

Distributions
     We make annual distributions to our stockholders of at least 90% of our ordinary income and short-term capital gains. We will distribute during each calendar year an amount equal to the sum of (1) at least 98% of our ordinary income for the calendar year, (2) at least 98% of the Fund’s capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for the preceding year that were not distributed during such year, in order to avoid excise taxes imposed on registered investment companies that do not make these distributions. In addition, although we currently intend to distribute net realized long-term capital gains at least annually, we may in the future decide to retain such capital gains for investment in accordance with our investment objective. In such event, the consequences of our retention of ordinary income and net realized capital gains could result in a large required distribution, as described in more detail under “Material United States Federal Income Tax Consequences.” No stockholder should assume that there will be a distribution.
Business of the Fund
     Our investment objective is a high total return through capital appreciation and current income by investing at least 80% of our assets in equity and convertible securities issued by Mexican companies and debt securities of Mexican issuers.
     Our investment activities are managed by Pichardo Asset Management, S.A. de C.V. (“PAM”). PAM is registered as an investment adviser under the Advisers Act. Under PAM’s investment advisory agreement with us, we have agreed to pay PAM a monthly fee at an annual rate of 0.80% of the value of our average daily net assets.
     U.S. Bancorp Fund Services, LLC (“Administrator”) serves as our administrator pursuant to an administrative agreement with the Fund. Administrator is located at 615 East Michigan Avenue, Milwaukee, WI 53202.
Fundamental Investment Policies
     The Fund has adopted certain fundamental investment restrictions that may not be changed without the prior approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the restrictions listed below, all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the Fund’s portfolio. Fund policies which are not fundamental may be modified by the Directors if, in the reasonable exercise of the Directors’ business judgment, modification is determined to be necessary or appropriate to carry out the Fund’s objectives. Under its fundamental restrictions, the Fund may not:
     1. invest 25% or more of the total value of its assets in a particular industry; this restriction does not apply to investments in U.S. Government securities but does apply to investments in Mexican Government securities;
     2. issue senior securities, borrow or pledge its assets, except that the Fund may borrow from a bank to make distributions required for the Fund to maintain its qualification as a regulated investment company under U.S. tax law, for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and may also pledge its assets to secure such borrowings. Additional investments will not be made when borrowings exceed 5% of the Fund’s assets;

     3. lend money to other persons except through the purchase of debt obligations and the entering into of repurchase agreements in the United States or Mexico consistent with the Fund’s investment objective and policies;
     4. make short sales of securities or maintain a short position in any security except for short sales against the box as a form of hedging;
     5. purchase securities on margin, except such short-term credit as may be necessary or routine for the clearance or settlement of transactions and the maintenance of margin with respect to forward contracts or other hedging transactions;
     6. underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act, in selling portfolio securities;
     7. purchase or sell commodities or real estate, except that the Fund may invest in securities secured by real estate or interests in real estate or in securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate, and may purchase and sell forward contracts on foreign currencies to the extent permitted under applicable law; or
     8. make investments for the purpose of exercising control over, or management of, the issuers of any securities.
Employees
     Gerald Hellerman, our Chief Financial Officer and Chief Compliance Officer, is our only employee. The officers of the Fund, except for Mr. Hellerman, are employees of our investment adviser. Our day-to-day investment operations are managed by our investment adviser.
Legal Proceedings
     Although we may, from time to time, be involved in litigation arising out of our operations in the normal course of business, we are not currently a party to any pending material legal proceedings.
Management
     Our business and affairs are managed under the direction of our Board of Directors. The Board of Directors currently consists of five members, four of whom are not “interested persons” as that term is defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. The officers of the Fund, except for Mr. Hellerman, are employees of our investment adviser.
Directors and Executive Officers
     Our directors and executive officers, their positions, year born and principal occupation are set forth below. The address for each director and executive officer is c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202.

INDEPENDENT DIRECTORS

				Other
	Position(s)		Principal Occupation(s)	Directorships
Name and	Held with the	Held Office	During	Held by
Date of Birth	Fund	Since	Past 5 Years	Director
Glenn Goodstein (1963)	Class I Director	2001	Registered investment adviser; Managing Member of the General Partner of Mercury Partners LP (an investment partnership)	None

Phillip Goldstein (1945)	Class I Director (Chairman)	2000	President, Kimball & Winthrop, Inc. (an investment advisory firm); and general partner of Opportunity Partners L.P. (an investment partnership)	Director of Brantley Capital Corporation (a business development company); The Emerging Markets Telecommunications Fund (a registered closed-end investment company); and First Israel Funds (a registered closed-end investment Company)

Rajeev Das (1968)	Class II Director	2001	Senior Analyst, Kimball & Winthrop, Inc. (an investment advisory firm) and Managing Member of the general partner of Opportunity Income Plus L.P.	None

Andrew Dakos (1966)	Class II Director	2001	Managing Member of the general partner of Full Value Partners L.P. (an investment partnership); President of Elmhurst Capital, Inc. (an investment advisory firm)	Director, Brantley Capital Corporation (a business development company)
INTERESTED DIRECTOR

Other
	Position(s)		Principal Occupation(s)	Directorships
Name and	Held with the	Held Office	During	Held by
Date of Birth	Fund	Since	Past 5 Years	Director
Gerald Hellerman (1937)*	Class III Director, Chief Financial Officer and Chief Compliance Officer	2001	Principal, Hellerman Associates, (a financial and corporate consulting firm); Manager/Investment Advisor, U.S. Department of Justice Settlement Trust	Director, Brantley Capital Corporation (a business development company); MVC Capital, Inc. (a business development company); and AirNet Systems, Inc. (a specialty air courier)

*	Mr. Hellerman is only deemed an interested director because he is an executive officer.
Our Board of Directors is divided into three classes with each class serving a staggered three year term ending on the date of our annual meeting as follows: Class I directors’ terms expire in the year 2008; Class II directors’ terms expire in 2009; and Class III directors’ terms expire in 2007. The Fund’s Articles Supplementary provide that the holders of the Fund’s preferred stock shall have the right to vote separately as a single class to elect at least two directors. Messr. Rajeev Das was elected by the holders of the Fund’s preferred stock at the last annual meeting of stockholders. In the event that there are still shares of preferred stock outstanding prior to the next annual meeting of stockholders, a second director will be presented to the holders of preferred stock for election at such meeting.
OFFICERS
     In addition to Mr. Hellerman, our only other current executive officers are:

				Directorships
Name and	Position(s) Held	Held Office	Principal Occupation(s)	Held by
Date of Birth	with the Fund	Since	During Past 5 Years	Officer
Maria Eugenia Pichardo (1950)	President	2004	Portfolio manager of the Fund since the Fund’s inception in 1990; President and General Partner of Pichardo Asset Management, S.A. de C.V., the Fund’s registered investment adviser.	None

Francisco Lopez (1971)	Secretary	2005	Portfolio manager at Pichardo Asset Management, S.A. de C.V., the Fund’s registered investment adviser since January 2003; portfolio manager assistant to the Fund at Acciworldwide, S. A. de C. V., a wholly owned subsidiary of Acciones y Valores de Mexico, S. A. de C. V., the Fund’s registered investment advisor prior to 2003.	None
Each officer’s term of office is one year and until their respective successors are chosen and qualified. The officers of the Fund serve without compensation, except that Mr. Hellerman received an annual fee of $24,000 for the fiscal year ended July 31, 2006 for serving as Chief Compliance Officer.
Board of Directors
     Under our Certificate of Incorporation, our directors are divided into three classes: Class I, Class II and Class III, each class having a term of three years. Each year the term of office of one Class expires. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of us by delaying the replacement of a majority of the Board of Directors. Messrs. Goodstein and Goldstein’s term will expire in 2008, the terms of Messrs. Das and Dakos will expire in 2009, and Mr. Hellerman’s term will expire in 2007. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.
     The Fund’s Articles Supplementary provide that the holders of the Fund’s preferred stock shall have the right to vote separately as a single class to elect at least two directors. Messr. Rajeev Das was elected by the holders of the Fund’s preferred stock at the last annual meeting of stockholders. In the event that there are still shares of preferred stock outstanding prior to the next annual meeting of stockholders, a second director will be presented to the holders of preferred stock for election at such meeting.

Committees of the Board Of Directors
     Audit Committee
     The members of the Audit Committee are Messrs. Das, Dakos and Goldstein, each of whom is an independent director. The Audit Committee is responsible for approving our independent registered public accounting firm, reviewing with our independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by our independent registered public accounting firm, reviewing the independence of our independent registered public accounting firm and reviewing the adequacy of our internal accounting controls. In addition, the Audit Committee members have been designated the Qualified Legal Compliance Committee for attorney and employee reporting purposes. During the last fiscal year, the Audit Committee conducted one meeting.
     Nominating Committee
     The Nominating Committee is comprised of all of the directors who are non-interested, namely, Messrs. Goodstein, Goldstein, Dakos and Das. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for directors as is from time to time considered necessary or appropriate. During the last fiscal year, the Nominating Committee conducted no meetings.
     It is the policy of the Nominating Committee to consider nominees recommended by stockholders of the Fund so long as the stockholders properly submit their recommendations in accordance with the following: A stockholder wishing to recommend to the Nominating Committee a candidate for election as director must submit the recommendation in writing, addressed to the Committee care of our Secretary c/o U.S. Bancorp Fund Services, LLC, 615 Michigan St., 2nd Floor, Milwaukee, Wisconsin 53202. Submissions recommending candidates for election at an annual meeting of stockholders must be received no later than 120 calendar days prior to the first anniversary of the date of the proxy statement for the prior annual meeting of stockholders. In the event that the date of the next annual meeting of stockholders is more than 30 days following or preceding the first anniversary date of the annual meeting of stockholders for the prior year, the submission must be made a reasonable time in advance of the mailing of our next annual proxy statement. The written recommendation should include information concerning the stockholder or group of stockholders making the recommendation, the proposed nominee, relationships between the recommending stockholder and the proposed nominee and the qualifications of the proposed nominee to serve as director, describing the contributions that the nominee would be expected to make to the Board of Directors. The recommendation must also be accompanied by the consent of the proposed nominee to serve if nominated and the agreement of the nominee to be interviewed by the Nominating Committee, if the Nominating Committee decides in its discretion to do so.
     Valuation Committee
     The members of the Valuation Committee are all of the directors who are non-interested, namely, Messrs. Goodstein, Goldstein, Dakos and Das. The Valuation Committee is responsible for reviewing and approving the fair value determinations provided by the adviser with respect to any securities for which market quotations are not readily available. During the last fiscal year, the Valuation Committee conducted no meetings.

Compensation of Directors
     The following table shows information regarding the compensation expected to be received by the directors for the fiscal year ending July 31, 2007.

Total Compensation
from Fund Expected to be Paid during the Period Ended
Name of Director	July 31, 2007
Glenn Goodstein	$17,000
Phillip Goldstein	$17,500
Andrew Dakos	$17,500
Gerald Hellerman	$41,000
Rajeev Das	$17,000
     The directors will receive an annual fee of $12,000 plus $1,000 for each Board of Directors Meeting attended in person and $500 for each special telephonic meeting attended. We pay the members of the Audit Committee $500 per meeting attended. Of the compensation paid to Mr. Hellerman during the fiscal year ended July 31, 2006, $24,000 was in consideration for his services as Chief Compliance Officer.
Investment Advisory Agreement
Management Services/Portfolio Manager
     PAM serves as our investment adviser. PAM is a registered investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Directors, PAM manages our day-to-day operations and provides us with investment advisory services. Under the terms of an Investment Advisory Agreement, PAM will conduct all investment research and supervision and is responsible for the purchase and sale of our investment portfolio securities, subject to the supervision and direction of the Board of Directors. PAM also provides us with advice, supervises our management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions. PAM also furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for servicing our investments. In addition, PAM will pay the salaries and fees of all of our officers who are affiliated with PAM.
     PAM’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.
Management Fees
     We pay PAM a monthly fee at an annual rate of 0.80% of the value of our average daily net assets for the investment management and research services provided. In addition, PAM has voluntarily agreed to reimburse us for certain fees and expenses on an annual basis. These expense reimbursements may be terminated at any time.

Payment of Expenses
     The Investment Advisory Agreement provides that we will be responsible for all of our expenses and liabilities, except that PAM is responsible for the expense in connection with maintaining a staff within its organization to furnish the above services to us.
Duration and Termination
     The Investment Advisory Agreement was approved by our Board of Directors on June 18, 2003, and by our stockholders on November 19, 2003. It will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our Directors who are not interested persons. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other.
Organization of the Investment Adviser
     PAM is organized as a corporation under the laws of Mexico and is registered as an investment adviser under the Advisers Act. PAM’s principal office is located at Teopanzolco Avenue #408, 3rd Floor, Cuernavaca 62260, Morelos, Mexico. Maria Eugenia Pichardo is the President and Chief Executive Officer of PAM. Ms. Pichardo owns 99% of the total outstanding shares of common stock of PAM and has acted as the Fund’s portfolio manager since the Fund’s inception.
Factors in Approving the Investment Advisory Agreement
     The Fund’s Board of Directors, including the directors who are not interested persons of any party to the Investment Advisory Agreement or its affiliates, approved the Investment Advisory Agreement at a meeting of the Board of Directors held on June 29, 2004, with legal counsel in attendance. A discussion regarding the Board’s basis for approving the Investment Advisory Agreement is available in the Fund’s shareholder reports.
Administration Agreement
     U.S. Bancorp Fund Services LLC serves as our administrator pursuant to an Administration Agreement dated July 21, 2001. Pursuant to the Administration Agreement, Administrator provides us with, but is not limited to the following types of services, general fund management, compliance oversight, financial reporting oversight and tax reporting. For the fiscal year ended July 31, 2006, the Fund paid Administrator $12,000. In addition, we reimbursed Administrator for certain expenses and fees incurred on our behalf.
Control Persons and Principal Stockholders
     The following table sets forth certain ownership information with respect to our common stock and/or preferred stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and/or preferred stock and all officers and directors, as a group.

			Immediately
			prior to this
			offering
Name and Address of Beneficial	Type of		Amount of Shares
Owner	ownership	Class of Stock	Beneficially Owned		% of Class
Richard J. Shaker
d/b/a Shaker Financial Services
1094 Magothy Circle	Record and
Annapolis, MD 21401	beneficial	Preferred	129,223	(1)	9.04%

QVT Financial LP
527 Madison Avenue, 8th Floor	Record and
New York, New York 10022	beneficial	Preferred	300,000	(2)	20.99%

Deutsche Bank AG (3)
Taunusanlage 12, D-60325
Frankfurt am Main	Record and	Common	236,050	(3)	9.54%
Federal Republic of Germany	beneficial	Preferred	184,204	(4)	9.92%

City of London Investment Group PLC
City of London Investment Management
Company Limited
10 Eastcheap
London EC3M 1LX	Record and	Common	503,500	(5)	20.36%
England	beneficial	Preferred	466,500	(6)	32.64%

All officers and directors as a group	Record and	Common	1		*
(8 persons) (7)	beneficial	Preferred	141,343		9.89%

*	The officers and directors collectively as a group own less than 1% of the outstanding shares of the Fund’s common stock.

(1)	Based solely upon information presented in a Schedule 13G/A, dated June 30, 2006, filed by Richard J. Shaker, d/b/a Shaker Financial Services.

(2)	Based solely upon information presented in a Schedule 13G, dated January 11, 2006, filed by Financial LP (“QVT Financial”). QVT Financial is the investment manager for QVT Associates LP (“QVT Associates”), QVT Overseas Ltd. (“QVT Overseas”) and for a separate discretionary account managed for Deutsche Bank AG. QVT Financial has the power to direct the vote and disposition of the Fund’s preferred stock held by each of QVT Associates and QVT Overseas and such separate account. Accordingly, QVT Financial may be deemed to be the beneficial owners of an aggregate amount of 300,000 shares of the Fund’s preferred stock, consisting of 21,996 shares of the Fund’s preferred stock owned by QVT Associates, 42,800 shares of the Fund’s preferred stock owned by QVT Overseas and 235,204 shares of the Fund’s preferred stock held in such separate account.

(3)	Based solely upon information presented in a Form 4, dated December 4, 2006, filed by Deutsche Bank AG.

(4)	Based solely upon information presented in a Schedule 13G, dated April 9, 2007, filed by Deutsche Bank AG, reflecting the securities beneficially owned by the Corporate and Investment Banking business group and the Corporate Investments business group of Deutsche Bank AG and its subsidiaries and affiliates.

(5)	Based solely upon information presented in a Schedule 13G, dated June 30, 2006, filed by City of London Investment Group PLC, a company incorporated under the laws of England and Wales (“CLIG”) and City of London Investment Management Company Limited, a company incorporated under the laws of England and Wales (“CLIM”). CLIG is the parent holding company for companies, including CLIM. CLIM is an investment manager for various funds which directly own 503,500 shares of the Fund’s common stock. CLIG and CLIM may be deemed the beneficial owners of 503,500 shares of the Fund’s common stock, consisting of shares held by various funds managed by CLIM.

(6)	Based solely upon information presented in a Schedule 13G, dated February 27, 2007, filed by CLIG and CLIM. CLIG is the parent holding company for companies, including CLIM. CLIM is an investment manager for various funds which directly own 466,500 shares of the Fund’s preferred stock. CLIG and CLIM may be deemed the beneficial owners of 466,500 shares of the Fund’s preferred stock, consisting of shares held by various funds managed by CLIM.

(7)	The address for all officers and directors is c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 2nd Floor, Milwaukee, WI 53202.
Outstanding Securities
     The following table sets forth certain information regarding our authorized shares and shares outstanding as of June 30, 2007 for our common stock and preferred stock.

		(3)
(1)	(2)	Amount Issued and
Title of Class	Amount Authorized	Outstanding
Common Stock	98,144,872	2,626,019

Preferred Stock	1,855,128	1,429,336
Determination of Net Asset Value
     The NAV per share of our outstanding shares of common stock is determined daily, by dividing the value of total assets minus liabilities by the total number of shares outstanding at the date as of which such determination is made.
     All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of net asset value, or, if no sales price is available at that time, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices, rather than the quoted closing price). Securities that are traded over-the-counter are valued (if bid and asked quotations are available) at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by us was more than 60 days. Securities for which market values are not readily ascertainable are carried at fair value as determined in good faith by, or under the supervision of, the Board of Directors. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.
Description of our Capital Stock
Capital Stock
     Our 100,000,000 shares of authorized capital stock consists of 98,144,872 shares of common stock, par value $0.001 per share, and 1,855,128 shares of preferred stock, par value $0.001 per share, of which 2,626,019 shares of common stock and 1,429,336 shares of preferred stock are issued and outstanding. Our common stock trades on the NYSE under the symbol “MXE.” Our preferred stock trades on the NYSE under the symbol “MXE-Pr.” No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.
     As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund have authority to issue. In addition, our charter provides that the Board of Directors, by majority vote, may reclassify any unissued shares of our capital stock into one or more additional or other classes or series of stock with such designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and qualifications as determined by the Board of Directors.
Common Stock
     All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available for such distributions. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities. Each of our shares of common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of the Fund’s common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.
Preferred Stock
     Our preferred stock was issued in connection with a rights offering in November 2005. See “Preferred Stock Rights Offering.” The preferred stock has identical rights and qualifications of our common stock, except as set forth in paragraphs (a), (b), (c) and (d) below:
(a)	Liquidation Preference: In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred stock will be entitled to receive preferential liquidating distribution at the then current net asset value per share of preferred stock, before any distribution of assets is made to the holders of our common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of preferred stock will not be entitled to any further participation in any distribution of assets by the Fund.

(b)	Voting Rights: So long as the Fund is subject to the 1940 Act, the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors are elected by holders of common stock. So long as the Fund is subject to the 1940 Act, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock voting separately as a class, are required to (1) adopt any plan of reorganization that would adversely affect the preferred stock, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there is any preferred stock outstanding. Except as otherwise required by applicable law or the Fund’s Articles of Incorporation or bylaws, holders of preferred stock have equal voting rights with holders of our common stock (one vote per share, unless otherwise required by the 1940 Act) and vote together with such holders of common stock as a single class.

(c)	Repurchase. On a semi-annual basis, on dates to be determined by the Board of Directors and so long as shares of the Fund’s preferred stock remain outstanding, the Fund plans to conduct special tender offers (each, a “Tender Offer”) for preferred stock.

(d)	Automatic Conversion. If the Put Warrant Program is approved by the SEC, the preferred stock will automatically convert into common stock on a one-for-one basis upon the anticipated issuance of put warrants by the Fund and, shortly thereafter, stockholders will receive put warrants. Holders of the preferred stock will have no other conversion rights.
     So long as the Fund is subject to the 1940 Act, (i) the Fund shall have an asset coverage of at least 200 percent, (ii) the Fund will be prohibited from declaring any dividend (except a dividend payable in our common stock) or any other distribution upon our common stock, unless the preferred stock has at the time of any such declaration an asset coverage of at least 200 percent after deducting the amount of such dividend or distribution, as the case may be, (iii) holders of preferred stock will be entitled, voting as a class, to the voting rights outlined in (b) above, and (iv) holders of preferred stock will have the liquidation preference outlined in (a) above.
     At the Annual Shareholders meeting held on November 15, 2006, the Fund obtained the required vote of each of the common and preferred classes to ratify the prior issuance of the preferred stock. The Fund sought this ratification because the offering of preferred stock may have inadvertently contravened one of the Fund’s fundamental investment restrictions, prohibiting the issuance of senior securities without stockholder approval to change such fundamental investment restriction as required by Section 13a of the 1940 Act.
     On February 14, 2003, the Fund obtained stockholder approval for the creation, issuance and registration of put warrants, pursuant to a put warrant program, which are designed to afford stockholders a series of opportunities to realize NAV for their shares. As initially conceived, the put warrants would entitle a holder thereof to surrender to the Fund one share of the Fund’s common stock for each put warrant held once each calendar quarter, in exchange for cash equal to NAV per share.
     A registration statement covering the issuance of the proposed put warrants and certain no-action and exemptive relief requested by the Fund with respect thereto is currently under review by the staff of the Division of Investment Management (“IM”) and the staff of the Division of Corporate Finance (“Corp Fin”) of the SEC. In April 2007, the staff of IM provided comments to the request for exemptive relief and we expect that, once such comments are addressed, exemptive relief will be granted pending approval by the SEC. The staff of Corp Fin has not indicated that the Fund’s no-action request will be granted or that the staff will provide any comments to the no-action request. Therefore, there can be no assurance that no-action relief will be granted in the near future. In addition to the SEC’s review, the NYSE has informally indicated that, if the put warrants are approved by the SEC, the put warrants should be eligible to be listed on the NYSE.

     If the put warrants are approved by the SEC and become listed on the NYSE, each outstanding share of preferred stock would automatically convert to one share of the Fund’s common stock. In such an event, no shares of preferred stock would be outstanding and, therefore, the Fund would not conduct any Tender Offers for such shares. There can, however, be no assurance that the Fund will be able to register the put warrants in the near future.
Limitation on Liability of Directors and Officers; Indemnification and Advancement of Expenses
     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
     Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any director, officer, employees or agents of the Fund against any judgments, fines, settlements or expenses.
     Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
Provisions of the Maryland General Corporation Law and our Charter and Bylaws
     The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors
     Our Board of Directors is divided into three classes of directors serving staggered three-year terms. A classified board of directors may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.
Action by Stockholders
     The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Ability of Stockholders to call a Special Meeting of Stockholders
     Our bylaws only allow our stockholders to call a Special Meeting of Stockholders if such request is made to the Secretary of the Fund in writing signed by stockholders having at least 50% of the issued and outstanding shares of voting stock.
Regulation
     We intend to continue to be regulated as a registered management investment company under the 1940 Act and as a registered investment company under Subchapter M of the Internal Revenue Code. The 1940 Act contains prohibitions and restrictions relating to transactions between registered investment companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act.
Temporary Investments
     We may take temporary defensive positions in cash or in high quality, short-term debt securities or other money market instruments in response to adverse market, economic, political or other conditions.
Code of Ethics
     The Fund and PAM have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made pursuant to the code’s requirements. For information on how to obtain a copy of each code of ethics, see “Available Information.”
Proxy Voting Policies and Procedures
     The Proxy Voting Policies and Guidelines contained in this document summarize our positions on various issues of concern to our stockholders. These Guidelines give general indication as to how our investment adviser will vote our portfolio securities on each issue listed. However, this listing does not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason there may be instances in which votes may vary from the guidelines presented here. We endeavor to vote our shares in accordance with our investment objectives and strategies.
     The Fund will vote NO on any proposals that would limit or restrict a stockholder’s rights.
I. CORPORATE GOVERNANCE
A. Board of Directors and Governance Issues
1. Board of Director/Trustee Composition
The Board of Directors is responsible for the overall governance of the corporation.
The Fund adviser will oppose slates without at least a majority of independent directors (1/3 of directors who are outsiders to the corporation).
The Fund adviser will vote for shareholder proposals that request that the board of directors audit, compensation and/or nominating committees include independent directors exclusively.
2. Increase Authorized Common Stock
The Fund adviser will generally support the authorization of additional common stock necessary to facilitate a stock split.
The Fund adviser will generally support the authorization of additional common stock, if the company already has a large amount of stock authorized but not issued or reserved for its stock option plans. In this latter instance, there is a concern that the authorized but unissued shares will be used as a poison pill or other takeover defense, which will be opposed. In addition, the Fund will require the company to provide a specific purpose for any request to increase shares by more than 100 percent of the current authorization.
3. Blank Check Preferred Stock
Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting dividend and conversion rights) are set by the Board of Directors at a future date without further shareholder action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as a takeover defense since the stock has terms that make the entire company less attractive.
The Fund adviser will generally oppose the creation of blank check preferred stock.
4. Classified or “Staggered” Board of Directors
On a classified (or staggered) board of directors, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms. Companies argue that such boards of directors offer continuity in direction which promotes long-term planning. However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of board of directors seats.
The Fund adviser will vote no on proposals involving classified boards of directors.

5. Supermajority Vote Requirements
Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative vote for passage of issues.
The Fund adviser will vote no on proposals involving supermajority voting.
6. Restrictions on Stockholders to Act by Written Consent
Written consent allows stockholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.
The Fund adviser will vote no on proposals to limit or eliminate the right of stockholders to act by written consent.
7. Restrictions on Stockholders to Call Meetings
The Fund adviser will generally oppose such a restriction as it limits the right of the stockholder.
8. Limitations, Director Liability and Indemnification
Because of increased litigation brought against directors of corporations and the increased costs of director’s liability insurance, many states have passed laws limiting director liability for those acting in good faith. Stockholders however must opt into such statutes. In addition, many companies are seeking to add indemnification of directors to corporate bylaws.
The Fund adviser will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their Boards of Directors. Note: Those directors acting fraudulently would remain liable for their actions irrespective of this resolution.
9. Reincorporation
Corporations are in general bound by the laws of the state in which they are incorporated. Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeover laws.
While each reincorporation proposal will be evaluated based on its own merits, the Fund adviser will generally support reincorporation resolutions for valid business reasons (such as reincorporating in the same state as the corporate headquarters).
10. Cumulative Voting
Cumulative voting allows stockholders to “stack” their votes behind one or a few director nominees running for the Board of Directors, thereby helping a minority of stockholders to win board of directors representation. Cumulative voting gives minority stockholders a voice in corporate affairs proportionate to their actual strength in voting shares.

The Fund adviser will generally support proposals calling for cumulative voting in the election of directors.
11. Dual Classes of Stock
In order to maintain corporate control in the hands of a certain group of stockholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.
The Fund adviser will generally oppose dual classes of stock. However, the advisor will support classes of stock offering different dividend rights (such as one class which pays cash dividends and a second which pays stock dividends) depending on the circumstances.
12. Limit Directors’ Tenure
In general corporate directors may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.
Accordingly, the Fund adviser will vote on a case-by-case basis on attempts to limit director tenure.
13. Minimum Director Stock Ownership
The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation. The purpose of this resolution is to encourage directors to have the same interest as other stockholders.
The Fund adviser will support resolutions that require corporate directors to own shares in the company.
14. Selection of Independent Registered Public Accounting Firm
Annual election of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to stockholders. Furthermore, audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the National Association of Securities Dealers. The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence.
The Fund adviser will oppose the resolutions seeking ratification of the auditor when fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the Independent Registered Public Accounting Firm.
The Fund adviser will oppose the election of the audit committee chair if the audit committee recommends an auditors whose fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the Independent Registered Public Accounting Firm.

B. Executive Compensation
1. Disclosure of President, Executive Officers, Board of Directors and Management Compensation
On a case-by-case basis, the Fund adviser will support shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.
2. Compensation for President, Executive Officers, Board of Directors and Management
The Fund adviser will oppose an executive compensation proposal if we believe the compensation does not reflect the economic and social circumstances of the company (i.e. at times of layoffs, downsizing, employee wage freezes, etc.).
3. Formation and Independence of Compensation Review Committee
The Fund adviser will support stockholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.
4. Stock Options for Board of Directors and Executives
The Fund adviser will generally oppose stock option plans that in total offer greater than 15% of shares outstanding because of voting and earnings dilution.
The Fund adviser will generally oppose option programs that allow the repricing of underwater options. (Repricing divides stockholder and employee interests. Stockholders cannot “reprice” their stock and, therefore, optionees should not be treated differently).
The Fund adviser will generally oppose stock option plans that have option exercise prices below the marketplace on the day of the grant.
The Fund adviser will generally support options programs for outside directors subject to the same constraints previously described.
5. Employee Stock Ownership Plan (ESOPs)
The Fund adviser will support ESOPs created to promote active employee ownership. However, they will oppose any ESOP whose purpose is to prevent a corporate takeover.
6. Pay Equity
The Fund adviser will support stockholder resolutions that request that management provide a race and/or gender pay equity report.
7. Changes to Charter or ByLaws
The Fund adviser will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in stockholders’ best interests.

8. Confidential Voting
Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast. This enables management to contact dissenting stockholders in an attempt to get them to change their votes.
The Fund adviser will support confidential voting because the voting process should be free of coercion.
9. Equal Access to Proxy
Equal access proposals ask companies to give stockholders access to proxy materials to state their views on contested issues, including director nominations. In some cases, they would actually allow stockholders to nominate directors. Companies suggest that such proposals would make an increasingly complex process even more burdensome.
In general, the Fund adviser will oppose resolutions for equal access proposals.
10. Golden Parachutes
Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover. Companies argue that such provisions are necessary to keep executives from “jumping ship” during potential takeover attempts.
The Fund adviser will support the right of stockholders to vote on golden parachutes because they go above and beyond ordinary compensation practices. In evaluating a particular golden parachute, we will examine total management compensation, the employees covered by the plan, and the quality of management.
C. Mergers and Acquisitions
1. Considering the Non-Financial Effects of a Merger Proposal
Such a proposal allows or requires the Board of Directors to consider the impact of merger decisions on various “stakeholders,” such as employees, communities, customers and business partners. This proposal gives the Board of Directors the right to reject a tender offer on the grounds that it would adversely affect the Fund’s stakeholders.
The Fund adviser will support stockholder resolutions that consider non-financial impacts of mergers.
2. Mergers, Restructuring and Spin-offs
A merger, restructuring, or spin-off in some way affects a change in control of the Fund’s assets. In evaluating the merit of each issue, we will consider the terms of each proposal. This will include an analysis of the potential long-term value of the investment.
The Fund adviser will support management proposals for merger or restructuring if the transaction appears to offer fair value and other proxy voting policies stated are not violated. For example, the adviser may oppose restructuring resolutions which include in it significant takeover defenses and may again oppose the merger of a non-nuclear and a nuclear utility if it poses potential liabilities.

3. Poison Pills
Poison pills (or stockholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without stockholder approval. Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.
The Fund adviser will support proposals to put rights plans up for a stockholder vote. In general, poison pills will be opposed unless management is able to present a convincing case fur such a plan.
4. Opt-Out of State Anti-Takeover Law
A strategy for dealing with anti-takeover issues has been a stockholder resolution asking for a company to opt-out of a particular state’s anti-takeover laws.
The Fund adviser will generally support bylaws changes requiring a company to opt-out of state anti-takeover laws. However, resolutions requiring companies to opt-into state anti-takeover statutes will be opposed.
Share Repurchases
     Stockholders of a closed-end management investment company generally do not have the right to cause it to repurchase its shares. Generally, a closed-end management company may repurchase its shares under the 1940 Act: (1) on a securities exchange or such other open market as may be designated by the SEC (provided that it has, in any such case, informed holders of the class of stock involved within the preceding six months of its intention to repurchase such stock), (2) by a tender offer open to all holders of the class of shares involved or (3) as otherwise permitted by the SEC. If the Fund intends to repurchase its shares other than on a securities exchange, in the open market or by making a tender offer, a rule adopted by the SEC under the 1940 Act provides that the closed-end fund must meet certain conditions regarding the distribution of our net income, the identity of the seller, the price paid, any brokerage commissions, prior notice to holders of the class of shares involved of an intention to purchase such shares and that the purchase is not being made in a manner or on a basis which discriminates unfairly against the other holders of such class.
     While we are not required to repurchase our shares, we have done so in the past and may continue to do so if the Board of Directors believes that such repurchase is in our best interests and of our stockholders.
     At a meeting of the Board of Directors held on December 13, 2001, the Board of Directors approved a tender offer (the “Tender”). The Tender allowed us to purchase up to 100% of each stockholder’s shares of common stock, not to exceed 80% of the total outstanding shares of our common stock, for cash at a price equal to 100% of our net asset value per share as of the closing date. The Tender commenced on February 19, 2002 and expired on March 20, 2002. In connection with the Tender, the Fund purchased 6,122,069 shares of capital stock at a total cost of $68,444,728. There were no gains or losses to the Fund because the repurchase of tendered shares was executed at 100% of the Fund’s NAV as calculated on the expiration date of the Tender.
     At a special meeting of the Board of Directors held on October 11, 1999, the Board of Directors approved a share repurchase program. Pursuant to the share repurchase program, we were authorized to commence a two phase share repurchase program for up to 2,800,000 shares, or approximately 25% of our then outstanding shares of common stock, through a combination of share purchases and tender offers.
     During the years ended July 31, 2002, 2003, 2004, 2005 and 2006, we made no repurchases pursuant to the program. Pursuant to the share repurchase program, during the year ended July 31, 2001, we purchased 174,000 shares of capital stock in the open market at a total cost of $1,703,552. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 9.01%. During the fiscal year ended July 31, 2000, we purchased 1,199,700 shares of capital stock in the open market at a total cost of $10,573,159. The weighted average discount of these purchases comparing the purchase prices to the net asset value at the time of purchase was 16.40%.
     The Fund expects to conduct a series of Tender Offers for its preferred stock only on a semi-annual basis, on dates to be determined by the Board of Directors, in which up to 25% of the issued and outstanding preferred stock may be tendered to the Fund. Each stockholder participating in a Tender Offer may have his or her tendered shares of preferred stock repurchased by the Fund in kind for portfolio securities having a value equal to 99% of NAV as determined, with respect to each Tender Offer, on a date designated by the Board of Directors.
Preferred Stock Rights Offering
     Each of our stockholders as of November 30, 2005 (the “Preferred Stock Record Date”) received, at no cost, 0.75 nontransferable rights (each whole right, a “Preferred Stock Subscription Right”) to purchase one share of preferred stock for each share of our common stock such stockholder owned as of the Preferred Stock Record Date (the “Basic Preferred Stock Subscription Right”). We did not issue fractional shares upon the exercise of the Basic Preferred Stock Subscription Right or Preferred Stock Over-Subscription Privilege (as defined below). We offered shares of Preferred Stock to these stockholders for a price equal to the greater of (a) 90% of the Fund’s net asset value per share as determined on the Preferred Stock Expiration Date (as defined below) or (b) the average closing price of our common stock over the four consecutive trading days ending on the Preferred Stock Expiration Date. The offer to purchase preferred stock expired at 5:00 p.m., New York City time, on December 28, 2005, (the “Preferred Stock Expiration Date”).
     Stockholders who elected to purchase the maximum amount of our preferred stock to which they were entitled pursuant to the Basic Preferred Stock Subscription Right, were entitled to subscribe, subject to allotment, to purchase additional shares of our preferred stock, that were not purchased by our other stockholders pursuant to their Basic Preferred Stock Subscription Right as of the Preferred Stock Expiration Date (the “Preferred Stock Over-Subscription Privilege”).
     Stockholders who did not fully exercise their Basic Preferred Stock Subscription Rights owned, upon completion of this offer, a smaller proportional interest in our voting stock than they owned prior to the offer. In addition, because the subscription price for the preferred was less than NAV per share, the offer resulted in an immediate dilution of NAV per share for all of our stockholders. Such dilution disproportionately affected non-exercising stockholders.
Custodian, Transfer and Dividend Paying Agent and Registrar
     Our portfolio securities are held under a custody agreement by U.S. Bank, N.A. The address of the custodian is: 425 Walnut Street, Cincinnati, OH 45202. Our assets are held under bank custodianship in compliance with the 1940 Act. Computershare Trust Company, N.A. acts as our transfer agent, dividend paying agent and registrar (as well as Subscribing Agent in connection with this offering). The principal business address of the transfer agent is 161 Bay State Drive, Braintree MA 02184.

Brokerage Allocation and Other Practices
     Subject to the supervision of the directors, decisions to buy and sell securities for the Fund are made by the adviser. The adviser is authorized by the directors to allocate the orders placed by them on behalf of the Fund to brokers and dealers who may, but need not, provide research or statistical material or other services to the Fund or the adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the adviser may determine.
     In selecting a broker or dealer to execute each particular transaction, the adviser will take the following into consideration: (i) best net price available; (ii) the reliability, integrity and financial condition of the broker or dealer; (iii) the size of and difficulty in executing the order; and (iv) the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.
     Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund.
     In allocating portfolio brokerage, the adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the adviser exercise investment discretion. Some of the services received as the result of the Fund’s transactions may primarily benefit accounts other than the Fund’s, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.
Privacy Policy
     We have adopted the following privacy policy in order to safeguard the personal information of its consumers and customers in accordance with SEC Regulation S-P, 17 CFR 284.30:
     Commitment to Consumer Privacy. The Fund recognizes and respects the privacy expectations of each of our customers and believes that the confidentiality and protection of consumer information is one of our fundamental responsibilities. The Fund is committed to maintaining the confidentiality, integrity and security of the customers’ personal information and will handle personal consumer and customer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations. The Fund will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that unauthorized access to, or use of, customer records or information is protected against.
     Collection and Disclosure of Shareholder Information. Consumer information collected by, or on behalf of, the Fund, generally consists of the following:
•	Information received from consumers or customers on or in applications or other forms, correspondence, or conversations, including, but not limited to, their name, address, phone number, social security number, assets, income and date of birth; and

•	Information about transactions with us, our affiliates, or others, including, but not limited to, shareholder account numbers and balance, payments history, parties to transactions, cost basis information, and other financial information.

     The Fund does not disclose any nonpublic personal information about our current or former consumers or customers to nonaffiliated third parties, except as permitted by law. For example, as the Fund has no employees, it conducts its business affairs through third parties that provide services pursuant to agreements with the Fund (as well as through its officers and directors).
     Security of Consumer and Customer Information. The Fund will determine whether the policies and procedures of its affiliates and service providers and reasonably designed to safeguard customer information and require only appropriate and authorized access to, and use of, customer information through the application of appropriate administrative, technical, physical, and procedural safeguards that comply with applicable federal standards and regulations. The Fund directs each of its service providers to adhere to the Fund’s privacy policy and to their respective privacy policies with respect to all customer information of the Fund and to take all actions reasonably necessary so that the Fund is in compliance with the provisions of 17 CFR 248.30, including, as applicable, the development and delivery of initial and annual privacy notices and maintenance of appropriate and adequate records. The Fund will require its service providers to confirm to the Fund, in writing, that they are restricting access to nonpublic personal information about customers to those employees who need to know that information to provide products or services to customers.
     The Fund requires its service providers to provide periodic reports, no less frequently than annually, to the Board of Directors outlining their privacy policies and implementation and promptly report to the Fund any material changes to their privacy policy before, or promptly after, their adoption.
Legal Matters
     Legal matters regarding the securities offered by this Prospectus and of the Fund in general will be passed upon for the Fund by Blank Rome LLP, New York, New York.
Experts
     The financial statements included in this Prospectus and in the Registration Statement have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, to the extent and for the periods set forth in their report appearing elsewhere herein and in the Registration Statement, and are included in reliance upon such report given upon the authority of said firm as experts in auditing and accounting.
Available Information
     We will file with or submit to the SEC reports, proxy statements and other information meeting the informational requirements of the 1940 Act and the Exchange Act. You may inspect and copy these reports, proxy statements and other information at the Public Reference Room of the SEC at 100 F St. NE, Washington, D.C. 20549. You may call the SEC at 1-800-SEC-0330 for information on the operation of the Public Reference Room. Our SEC filings are also available to the public on the SEC’s Internet website at http://www.sec.gov and can be inspected at the offices of the NYSE, 20 Broad Street, New York, NY 10005. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F St. NE, Washington, D.C. 20549-0102.

Forward-Looking Statements
     This Prospectus contains forward-looking statements, within the meaning of the Securities Act, that involve risks and uncertainties. We use words such as “anticipates,” “believes,” “expects,” “objectives,” “future,” “intends,” “will,” “may,” “should,” and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements because of various risks and uncertainties, including the factors set forth in “Risk Factors” and elsewhere in this Prospectus.
     We have based the forward-looking statements included in this Prospectus on information available to us on the date of this Prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports, if any, that we in the future may file with the SEC, including an annual or semi-annual report on Form N-CSR.
Financial Statements
     The Fund hereby incorporates its Annual Report to Stockholders dated July 31, 2006 and the Semi-Annual Report to Stockholders dated January 31, 2007 each of which was filed with the Securities and Exchange Commission.

The Mexico Equity and Income Fund, Inc.
2,027,678 Shares Issuable Upon Exercise of Rights to Purchase Common Stock,
$0.001 Par Value

PART C
OTHER INFORMATION
ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS
1. Financial Statements.
2. Exhibits

a.	1) Articles of Incorporation (Incorporated by reference to the Registrant’s Registration Statement on Form N-2 (File No. 33-35089))

2) Articles of Amendment to the Articles of Incorporation (Incorporated by reference to Exhibit 1(b) to Pre-Effective Amendment Nos. 2 and 3 to the Registrant’s Registration Statement on Form N-2 (File No. 33-35089))

b.	Amended and Restated Bylaws (Incorporated by reference to Exhibit 2(b) to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 33-35089))

c.	Not Applicable

d.	1) Form of Subscription Certificate (incorporated by reference to the Registrant’s Registration Statement on Form N-2/A (File No. 333-142629))

2) Form of Notice of Guaranteed Delivery (incorporated by reference to the Registrant’s Registration Statement on Form N-2/A (File No. 333-142629))

3) Form of Specimen Common Stock Certificate (incorporated by reference to the Registrant’s Registration Statement on Form N-2/A (File No. 333-142629))

e.	Not Applicable

f.	Not Applicable

g.	Investment Advisory Agreement between Registrant and Pichardo Asset Management, S.A. de C.V. (incorporated by reference to the Registrant’s Registration Statement on Form N-2/A (File No. 333-128040))

h.	Not Applicable

i.	Not Applicable

j.	Custodian Agreement between Registrant and U.S. Bank, N.A. (incorporated by reference to the Registrant’s Registration Statement on Form N-2/A (File No. 333-128040))

k.	1) Administration Agreement between Registrant and U.S. Bancorp Fund Services, LLC (incorporated by reference to the Registrant’s Registration Statement on Form N-2/A (File No. 333-128040))

2) Transfer Agency and Service Agreement between Registrant and Computershare Investors Services, LLC (incorporated by reference to the Registrant’s Registration Statement on Form N-2/A (File No. 333-128040))

l.	Opinion and Consent of Blank Rome LLP, counsel for Registrant (incorporated by reference to the Registrant’s Registration Statement on Form N-2/A (File No. 333-142629))

m.	Not Applicable

n.	Consent of Tait, Weller & Baker LLP, the independent registered public accounting firm for Registrant (incorporated by reference to the Registrant’s Registration Statement on Form N-2/A (File No. 333-142629))

o.	Not Applicable

p.	Not Applicable

q.	Not Applicable

r.	Codes of Ethics of Registrant (incorporated by reference to the Registrant’s Registration Statement on Form N-2/A (File No. 333-128040))

ITEM 26. MARKETING ARRANGEMENTS
Not Applicable
ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Commission registration fee	$2,493
Accounting fees and expenses	$2,000
Legal fees and expenses	$50,000
NYSE Listing fee	$10,000
Subscribing Agent fees and expenses	$20,000
Printing and engraving	$15,000
Miscellaneous fees and expenses	$0
Total	$99,493
     All of the expenses set forth above shall be borne by the Fund.
ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
Not Applicable
ITEM 29. NUMBER OF HOLDERS OF SECURITIES
     The following table sets forth the approximate number of record holders of the Fund’s common stock, $0.001 par value per share, and preferred stock, $0.001 par value per share, at June 30, 2007.

Number of Record
Title of Class	Holders
Common

Preferred
ITEM 30. INDEMNIFICATION
     Reference is made to Section 2-418 of the Maryland General Corporation Law, Article XI of the Company’s Articles of Incorporation, Article VII of the Company’s bylaws, the Investment Advisory Agreement and Administration Agreement.
     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
     Our charter authorizes us, to the fullest extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor.
     Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
     The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our investment adviser and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Fund for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the adviser’s services under the Investment Advisory Agreement or otherwise as an investment adviser of the Fund.
     The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Administrator and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Fund for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Administrator’s services under the Administration Agreement or otherwise as administrator for the Fund.
     The law also provides for comparable indemnification for corporate officers and agents.
ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
Not Applicable

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
     All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:
     (1) the Registrant, 615 East Michigan St., 2nd Floor, Milwaukee, WI 53202;
     (2) the transfer agent, Computershare Investor Services, LLC, 2 North LaSalle Street, Chicago, IL 60602;
     (3) the Custodian, U.S. Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202; and
     (4) the investment adviser, Pichardo Asset Management, S.A. de C.V., Teopanzolco Avenue #408, 3rd Floor, Cuernavaca 62260, Morelos, Mexico.
ITEM 33. MANAGEMENT SERVICES
Not Applicable.
ITEM 34. UNDERTAKINGS
1.	The Registrant undertakes to suspend the issuance of Preference Stock until the Prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the Prospectus.

2.	The Registrant undertakes that:
(a)	For the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of Prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of Prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

(b)	For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of Prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES
     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and the State of New York, on the 18th day of July, 2007.

MEXICO EQUITY AND INCOME FUND, INC.

By:	/s/ Maria Eugenia Pichardo
Name:	Maria Eugenia Pichardo
Title:	President

     As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Name	Title	Date

/s/ Maria Eugenia Pichardo	President	July 18, 2007

Maria Eugenia Pichardo

*	Director, Chief Financial Officer and Chief	July 18, 2007

Gerald Hellerman	Compliance Officer

*	Director	July 18, 2007

Phillip Goldstein

*	Director	July 18, 2007

Rajeev Das

*	Director	July 18, 2007

Andrew Dakos

*	Director	July 18, 2007

Glenn Goodstein

*	By:	/s/ Maria Eugenia Pichardo
Maria Eugenia Pichardo
Attorney-in-Fact